                                 FF&E CONTRACT


         THIS FF&E CONTRACT ("Contract") is made and entered into this 30th day of June, 1994, by and between WYNDHAM HOTEL COMPANY LTD., a Texas limited partnership (sometimes d/b/a Wyndham Purchasing) ("WP"), whose address is 2001 Bryan Tower, Suite 2300, Dallas, Texas 75201, and WATERFRONT HOTEL ASSOCIATES, S.E., a Puerto Rico special partnership ("Owner"), whose address is "A" Street, No. 23, Mario Julia Industrial Park, Puerto Nuevo, Guaynabo, Puerto Rico 00922,
Attention:  ___________________________________.


                                    RECITALS

         A. Owner is developing and constructing a 242-room hotel and related casino in Barrio La Marina (the "Project") as part of a master plan for the development and revitalization of the Ports Zone of the Old San Juan area in San Juan, Puerto Rico.

         B. Owner desires to retain WP to provide and install furnishings, fixtures and equipment ("FF&E") for the Project.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

         Section 1.       Provision and Installation of FF&E.

         1.1.    Identification of FF&E; Price.

                 (a) The FF&E to be provided and installed pursuant to this Contract is furniture, fixtures, and equipment of a quality, number, and type reasonably comparable to the standards of a "three-star" rated hotel (as such ratings are established with respect to the physical nature of the FF&E by [Mobil Travel Guide Publication]). WP shall submit to Owner no less than nine
(9) months prior to the scheduled installation of the FF&E (as set forth in Section 2.1(a) below), detailed specifications of such FF&E ("Detailed Specifications"). Owner shall have fifteen (15) business days to make objections to the Detailed Specifications. Failure of Owner to object in writing to the Detailed Specifications during this fifteen-day period shall be deemed to be acceptance of same.

                 (b) The FF&E to be provided and installed pursuant to this Contract is itemized in the Schedule of Values attached hereto as Exhibit A (the "Schedule of Values"). The price to be paid by Owner to WP for the FF&E shall be $5,000,000 (the "Fixed Price"), which shall include shipping, any applicable sales and use taxes, insurance until delivery of the FF&E to Owner and installation (including installation and pre-opening start-up of the special systems comprising the FF&E) of the FF&E at the Project.

                 (c) WP will make all arrangements for the purchase, shipping, delivery and, where applicable, installation of the FF&E. WP may substitute products of similar quality for those itemized on the Schedule of Values with the Owner's prior written approval.

                 (d) Upon installation of the FF&E to be furnished pursuant to this Contract, Owner shall acquire good title to such FF&E free of any lien, security interest or encumbrance, except a chattel mortgage in favor of Scotiabank de Puerto Rico ("Scotiabank"). No portion of the FF&E to be provided pursuant to this Agreement shall be subject to a lease or any conditional sales agreement, except as otherwise permitted under the Credit Agreement between Owner and Scotiabank dated of even date herewith and otherwise previously agreed to in writing by Owner or the FF&E is of such a nature that it is required to be leased under any applicable governmental regulations.

         1.2. Change Orders. Owner may request changes in the Detailed Specifications by submitting a change order to WP. Upon receipt of a change order from Owner, WP shall submit to Owner an estimate of the cost of such change, together with a revised Delivery Schedule (hereinafter defined) due to such change. Upon agreement of the parties as to the change in the Fixed Price and the Delivery Schedule, each party shall execute the change order to evidence its agreement to the terms contained therein.

         Section 2.       Delivery of FF&E.

         2.1.    Delivery and Installation Schedule.

                 (a) Upon finalization of the construction schedule for the Project by Owner and WP, WP shall submit for Owner's approval, a schedule indicating the required dates of delivery and installation of the FF&E (the "Delivery Schedule"). The Delivery Schedule shall be amended as necessary to comply with: (i) any change orders executed by the Owner and WP; (ii) any delays incurred due to Owner's inability or failure to comply with the Delivery Schedule; or (iii) Force Majeure (as hereinafter defined) events.

                 (b) Owner shall be responsible for demurrage or redelivery charges which are due to Owner's inability or failure to comply with the Delivery Schedule.

                 (c) Owner shall be responsible for expenses incurred by WP for overtime of its employees or subcontractors performed at the direction of Owner, provided the same is not necessitated by the failure of WP to comply with the Delivery Schedule.

                 (d) WP shall be responsible for expenses incurred by WP for overtime of its employees or subcontractors or other charges imposed or necessitated by the failure of WP to comply with the Delivery Schedule.

         2.2.    Storage.

                 (a) Owner shall be responsible for providing security against loss or damage to the FF&E stored at the Project between the date of delivery and final acceptance by Owner of the FF&E.

                 (b) WP shall be responsible for costs incurred by WP in storage, delivery, and insurance of the FF&E at off-site storage locations unless such costs are incurred as a result of Owner's inability or failure to comply with the Delivery Schedule, in which case Owner will reimburse WP for such costs.

         2.3.    Insurance.

                 (a) WP or its agents shall maintain full replacement property insurance on the FF&E until such time as the same is delivered to Owner. Owner shall maintain property insurance on the FF&E from the time of delivery of same.

                 (b) Owner and WP hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action against each other, their subcontractors, sub-subcontractors, agents, officers and employees, for any loss or damage that may occur to the Project, the FF&E, or personal property within the Project, by reason of fire or other perils coverable under policies of all risks of physical loss, whether or not such coverage is in effect, regardless of cause or origin, including the negligence of Owner or WP and their subcontractors, sub-subcontractors, agents, officers, and employees. Owner and WP agree immediately to give their respective insurance companies written notice of the terms of the mutual waivers contained in this section, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers.

         2.4. Warranties, etc. Included within the Schedule of Values is a stipulation of the standard warranty available from the manufacturer of each item of FF&E scheduled therein (the "Standard Warranties"). WP shall use its best efforts to obtain the Standard Warranties from the manufacturers of the FF&E and assign all such Standard Warranties to Owner. If WP is unable to obtain the Standard Warranty for any item of FF&E, WP will provide to Owner the Standard Warranty for such item. In addition, for one (1) year after installation, WP will correct, at no expense to Owner, defective installation of FF&E.

         Section 3.       Owner's Obligations

         3.1.    Obligations Regarding FF&E Purchases.

                 (a) Owner shall have the right to inspect all FF&E and to reject any or all goods which are in Owner's reasonable judgment defective or nonconforming. Owner shall notify WP of any defective or nonconforming goods within seven (7) days after notice of delivery to Owner or Owner shall be deemed to have accepted such goods.

                 (b) Any portion of any FF&E rejected by Owner in accordance with Section 3.1(a), without invalidating the remainder, will be held for disposition at the expense and risk of WP, and such rejected shall be replaced with conforming and/or non-defective goods.

         3.2. Approvals. Owner shall designate one or more representatives to act on its behalf under this Contract ("Owner's Representative"). Owner's Representative shall be fully acquainted with the work and shall have authority to make inspections of the FF&E and the installation thereof, render approvals and decisions and furnish information on behalf of the Owner.

         Section 4.       Payment.

         4.1. Fixed Price. The Fixed Price shall be payable by Owner to WP as follows:

                 (a) The Schedule of Values attached hereto as Exhibit A shall be used as a basis for reviewing applications for payment by WP.

                 (b) WP may make an application for payment no more often than once per month during the term of this Contract. WP shall submit to Owner's Representative an application for payment, which application shall indicate that portion of the schedule of values for which WP is requesting payment. Payment for that portion of the schedule of values for which WP is requesting payment shall be based on the following percentages:

                          (1)     Forty-five percent (45%) upon receipt by
Owner of an acknowledgement of a purchase order from a vendor;

                          (2)     Forty-five percent (45%) upon receipt by
Owner of a vendor's notification that it has shipped goods under a purchase order; and

                          (3)     Ten percent (10%) upon installation and
acceptance of the goods by Owner.

                 (c) Within fifteen (15) days of receipt of an application for payment by WP, Owner shall make such payment or notify WP in writing of its reasons for withholding same.

         Section 5.       Default; Termination.

         5.1.    Default.

                 (a) If WP fails to perform any duties as provided in this Contract, which failure is not due to the acts or omissions of Owner, its contractors, agents, or employees, and WP fails to correct such failure within thirty (30) days after written notice by Owner to WP specifying such failure to perform, Owner shall be entitled, at its sole election, to exercise any or all of the following remedies: (i) seek an injunction to prevent further breach,
(ii) seek specific performance, (iii) sue for actual damages at law or equity against WP or (iv) perform the obligations of WP hereunder that WP has failed to perform, including, without limitation, purchase the FF&E not provided by WP, and seek reimbursement of the costs of same from WP. Notwithstanding the foregoing, if such default is of a type which cannot be cured within thirty
(30) days, WP shall have such additional time as may be reasonably necessary provided it commences such cure within such thirty (30) days and diligently prosecutes such cure to completion. WP and Owner expressly agree that this Contract is not one for personal service or demanding exceptional capability or talents, that this is an agreement for the purchase and sale and installation of personal property under special circumstances and conditions, that Owner cannot go into the open markets and buy goods to replace any which WP may fail to deliver, and that this Agreement may, among other remedies, be the proper subject for the remedy of specific performance in the event of a breach of it.

                 (b) In the event Owner fails to pay WP any portion of the Fixed Price when due, WP may, upon ten (10) business days written notice to Owner, suspend any further performance by WP hereunder until such payment is received. Any such suspension by WP shall not be deemed to be a breach by WP of this Contract or any conditions or covenants thereof, shall not be deemed to be a waiver of any other right of WP under this Contract, and (unless otherwise stated by WP in its notice) shall not be deemed to terminate this Contract. If Owner fails to pay any amount payable to WP under the terms of this Contract, or Owner violates any of the other terms or conditions of this Contract, WP may terminate this Contract if said violations have not been cured within ten (10) days following written notification of same to Owner. The foregoing right to terminate this Contract is in addition to and cumulative of any and all rights and remedies available to WP under this Contract, at law or in equity.

                 (c) In the event Owner abandons the Project, it shall so notify WP in writing. WP agrees to use its best efforts to obtain cancellation of subcontracts and purchase orders at no or minimum cost to Owner or to make provisions in any such agreements for assignment to Owner. Owner will pay WP, upon demand, all costs incurred by WP in connection with Owner's abandonment, including but not limited to cancellation costs, claims by subcontractors and vendors, and reasonable attorneys' fees.

         5.2. Termination. Upon termination of this Contract by either party, WP will deliver to Owner copies of all FF&E documentation then in its possession.

         5.3. No Waiver. No waiver, either direct or by operation of law or in equity, of strict compliance with and performance of any term or condition of this Contract, or of any breach of it on the part of one party, shall be held or deemed to be a waiver by the other party of any subsequent failure of strict compliance with any performance of any term or breach of it.

         Section 6.       Indemnification.

         6.1. Indemnification by Owner. Owner agrees that it shall indemnify, defend, protect and hold harmless WP, its affiliates, subsidiaries and partners and their respective officers, directors and employees (the "WP Indemnitees") from and against any and all claims, liabilities, actions, obligations, damages, costs or expenses (including reasonable attorneys' fees) arising from or related to the ownership, development, construction and operation of the Project or arising out of any breach or event of default on the part of Owner under this Contract. This indemnity shall not apply to any claims, liabilities, actions, obligations, damages, costs or expenses arising by reason of the willful misconduct or gross negligence of the WP Indemnitees, and WP agrees to indemnify, defend, protect and hold harmless Owner from and against all such claims, liabilities, actions, obligations, damages, costs and expenses.

         6.2. Indemnification by WP. WP agrees that it shall indemnify, defend, protect and hold harmless Owner, its affiliates, subsidiaries and partners and their respective officers, directors and employees (the "Owner Indemnitees") from and against any and all claims, liabilities, actions, obligations, damages, costs or expenses (including reasonable attorneys' fees) arising from or related to any breach or event of default on the part of WP under this Contract. This indemnity shall not apply to any claims, liabilities, actions, obligations, damages, costs or expenses arising by reason of the willful misconduct or gross negligence of the Owner Indemnitees, and Owner agrees to indemnify, defend, protect and hold harmless WP from and against all such claims, liabilities, actions, obligations, damages, costs and expenses.

         Section 7.       General Provisions.

         7.1. Attorney's Fees. In the case of arbitration or litigation brought by either party pursuant to this Contract, the parties agree that reasonable attorneys' fees shall be awarded to the prevailing party.

         7.2. Force Majeure. Neither party shall be considered in default or liable for any loss or damage for delay or nonperformance, other than with respect to the making of a monetary payment, due to acts of God, war, insurrection, civil commotion, riots, strikes, lockouts, embargoes, shortages of labor or materials, fire, casualties, action or inaction of any governmental authority or any other cause not reasonably within such party's control.

         7.3. Assignment. This Contract shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives and permitted successors and assigns. None of the rights or obligations of the parties hereto shall be assignable without the prior written consent of the other party.

         7.4. Entire Agreement. This Contract incorporates the entire agreement between the parties hereto with respect to the matters covered hereby and may not be modified in any manner except by an instrument in writing signed by each of the parties hereto.

         7.5. Notices. All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed to the party to be notified at the following address for such party specified in this Contract, or to such other place as the party to be notified may from time to time designate by at least fifteen (15) days notice to the notifying party:

                 if to Owner, to its address at:

                          Waterfront Hotel Associates, S.E.
                          A Street No. 23
                          Mario Julia Industrial Park, Puerto Nuevo
                          Guaynabo, Puerto Rico 00922

                          Attention:
                                    -------------------------------

                 with copy to:


                          Hotel Development Corporation
                          #2 La Princesa St.
                          La Princesa Bldg.--First Floor
                          La Puntilla
                          Old San Juan, P.R. 00901

                          Director
                          Paseo Portuario
                          304 Commercio
                          Old San Juan, P.R. 00901
                 if to WP:

                          Wyndham Hotel Company, Ltd.
                          2001 Bryan Tower, Suite 2300
                          Dallas, Texas 75201

                          Attention:  Construction & Development

         7.6. Governing Law. This Contract shall be governed by and construed under the laws of the Commonwealth of Puerto Rico and, to the extent applicable, the laws of the United States of America.

         7.7. Time is of the Essence. Time is of the essence in the performance of this Contract. The acceptance by WP of any payments past due or Acceptance by Owner of late delivery or installations of any goods shall not be considered a waiver of this clause.

         Section 8.       Arbitration.

         8.1. Use. All claims, disputes and other matters in question between the parties to this Agreement or the breach thereof, shall be decided by arbitration in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association then obtaining unless the parties mutually agree otherwise. No arbitration arising out of or relating to this Agreement shall include, by consolidation, joinder or in any other manner, any additional person not a party to this Agreement except by written consent containing a specific reference to this Agreement and signed by WP, the Owner, and any other person sought to be joined. Any consent to arbitration involving an additional person or persons shall not constitute consent to arbitration of any dispute not described therein or with any person not named or described therein. This agreement to arbitrate and any agreement to arbitrate with an additional person or persons duly consented to by the parties to this Agreement shall be specifically enforceable under the prevailing arbitration law.

         8.2. Notice of Demand. Notice of demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. The demand shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in questions would be barred by the applicable statute of limitations.

         8.3. Binding Decision. The award rendered by the arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the year and date first above written.


                                OWNER:

                                WATERFRONT HOTEL ASSOCIATES, S.E.

                                By: San Juan Associates LP, Administrative
                                    General Partner

                                    By: Old San Juan, Inc., General Partner


                                        By: /s/ JUDY HENDRICK
                                           ------------------------------------
                                           Name:  Judy Hendrick
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                WP:

                                WYNDHAM HOTEL COMPANY LTD.

                                By:  Wyndham Hotel Management Corporation,
                                     General Partner


                                     By:  /s/ JUDY HENDRICK
                                        ---------------------------------------
                                        Name:  Judy Hendrick
                                             ----------------------------------
                                        Title: Vice President
                                              ---------------------------------

                                   EXHIBIT A


                               Schedule of Values





                          Exhibit A - Page 1 of _____

                                                                EXHIBIT 10.28

                           AMENDMENT TO FF&E CONTRACT

        This Amendment to FF&E is made by and entered into on this 12 day of April, 1996 by and among WATERFRONT HOTEL ASSOCIATES, S.E., a Puerto Rico special partnership ("Owner"), and WYNDHAM HOTEL COMPANY LTD. ("Contractor").

        WHEREAS, Owner and Contractor entered into that certain FF&E Contract dated June 30, 1994 whereby Contractor was to provide and install furnishing, fixtures and equipment for the Project (as hereinafter defined) (the "FF&E Contract");

        WHEREAS, the square footage of the Casino portion of the Project has been increased since the date of the FF&E Contract and Contractor and Owner desire to amend the FF&E Contract to reflect certain matters agreed to by the parties with respect to the increased costs of the FF&E as a result of such increase and other matters;

        NOW, THEREFORE, for good and valuable consideration, and the actual covenants herein contained, it is agreed as follows:

        1. Definitions. All capitalized terms but not defined herein shall have the meanings assigned to them in the FF&E Contract.

        2. Amendments to the FF&E Contract. The FF&E Contract is hereby amended as follows:

                a. Section 1.1 is amended to delete "$5,000,000.00" in line 3 thereof and insert "$5,986,203.52" in lieu thereof. All references in the FF&E Contract to the "Fixed Price" shall be this modified amount.

                b. The Schedule of Values attached as Exhibit A to the FF&E Contract is deleted and the Schedule of Values attached hereto as Exhibit A in inserted in lieu thereof.

        3. Conflicts, Etc. Except as specifically amended hereby, the terms and conditions of the FF&E Contract shall remain in full force and effect. In the event of a conflict between the terms and provisions of the FF&E Contract and the terms and provision of this Amendment to FF&E Contract, the terms and provisions of this Amendment to FF&E Contract shall control.

        4. Counterparts. This Amendment to FF&E Contract may be executed in multiple counterparts, each of which will be deemed an original and all of which when taken together will constitute one and the same instrument.

EXECUTED as of the date first above written.

                      CONTRACTOR:

                      WYNDHAM HOTEL COMPANY LTD., a Texas
                      limited partnership

                      By:  Wyndham Hotel Management Corporation,
                           General Partner


                           By:  /s/ JOHN VAN HARTESVELT
                                -----------------------------------------
                                Name:  JOHN VAN HARTESVELT
                                       ----------------------------------
                                Title: Authorized Agent
                                       ----------------------------------

                      Date:  March 29, 1996
                             --------------------------------------------

                      OWNER:

                      WATERFRONT HOTEL ASSOCIATES, S.E., a
                      Puerto Rico special partnership

                      By:  San Juan Associates LP, Administrative General
                           Partner

                           By:  Old San Juan, Inc., General Partner

                                By:  /s/ JOHN VAN HARTESVELT
                                     ------------------------------------
                                     Name:  JOHN VAN HARTESVELT
                                            -----------------------------
                                     Title: Authorized Agent

                      Date:  April 12, 1996
                             --------------------------------------------

                                   EXHIBIT A

                               Schedule of Values

Project: Wyndham Old San Juan
-------------------------------------------------------------------------------
FF&E Detail Budget

---------------------------------------------------------------------------------------------------------------------------------

Name                                                  Quantity    Unit Cost       Total                 Vendor
---------------------------------------------------------------------------------------------------------------------------------
GUEST SPACE FF&E
---------------------------------------------------------------------------------------------------------------------------------
  E:AA01 GENERAL GUESTROOM
---------------------------------------------------------------------------------------------------------------------------------
    1201   1  Mattress/Boxspring                       148.0 ea   $   284.24   $   42,067.20
---------------------------------------------------------------------------------------------------------------------------------
    1201   2  Mattress/Boxspring                       166.0 ea   $   425.15   $   70,574.54
---------------------------------------------------------------------------------------------------------------------------------
    1203   1  Bed frame                                148.0 ea   $    43.10   $    6,378.73
---------------------------------------------------------------------------------------------------------------------------------
    1203   2  Bed frame                                166.0 ea   $    54.43   $    9,035.74
---------------------------------------------------------------------------------------------------------------------------------
    1313   4  Bedspread fabrication                    148.0 ea   $    55.72   $    8,246.03
---------------------------------------------------------------------------------------------------------------------------------
    1313   5  Bedspread fabrication                    166.0 ea   $    68.03   $   11,293.06
---------------------------------------------------------------------------------------------------------------------------------
    1314      Bedspread fabric                       2,936.0 ly   $     9.30   $   27,299.52
---------------------------------------------------------------------------------------------------------------------------------
    1317   1  Dustruffle Fabrication                   148.0 ea   $    29.15   $    4,314.52
---------------------------------------------------------------------------------------------------------------------------------
    1317   2  Dustruffle fabrication                   166.0 ea   $    37.19   $    6,174.04
---------------------------------------------------------------------------------------------------------------------------------
    1318      Dustruffle fabrication                 1,533.0 ly   $     9.08   $   13,912.04
---------------------------------------------------------------------------------------------------------------------------------
    1345   ?  Shutters                                 273.0 ea   $   591.18   $  161,392.02
---------------------------------------------------------------------------------------------------------------------------------
    1345   ?  Shutters                                  32.0 ea   $ 1,998.56   $   63,953.76
---------------------------------------------------------------------------------------------------------------------------------
    1401   2  Sofa                                      40.0 ea   $   476.07   $   19,042.71
---------------------------------------------------------------------------------------------------------------------------------
    1402   1  Sofa Fabric                              567.0 ea   $    22.24   $   12,610.81
---------------------------------------------------------------------------------------------------------------------------------
    1403   1  Sofa Pillow Fabrication                   80.0 ea   $    22.32   $    1,785.25
---------------------------------------------------------------------------------------------------------------------------------
    1404   1  Sofa Pillow Fabric                        80.0 ly   $    17.78   $    1,422.25
---------------------------------------------------------------------------------------------------------------------------------
    1410   1  Loveseat - Palor 61"                       8.0 ly   $   409.12   $    3,272.97
---------------------------------------------------------------------------------------------------------------------------------
    1411   1  Loveseat Fabric                           96.0 ly   $    22.24   $    2,135.16
---------------------------------------------------------------------------------------------------------------------------------
    1412   1  Sofa Pillow Fabrication                   16.0 ea   $    22.32   $      357.05
---------------------------------------------------------------------------------------------------------------------------------
    1413   1  Sofa Pillow Fabric                         6.0 ly   $    17.78   $      106.67
---------------------------------------------------------------------------------------------------------------------------------
    1416   1  Ottoman                                   97.0 ea   $   163.65   $   15,873.89
---------------------------------------------------------------------------------------------------------------------------------
    1418   1  Ottoman Fabric                           293.0 ly   $    17.78   $    5,209.00
---------------------------------------------------------------------------------------------------------------------------------
    1418   2  Ottoman Fabric                            77.0 ly   $    25.29   $    1,947.42
---------------------------------------------------------------------------------------------------------------------------------
    1418   3  Ottoman Fabric                            68.0 ly   $    25.22   $    1,714.74
---------------------------------------------------------------------------------------------------------------------------------
    1418   4  Ottoman Fabric                            68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
    1419   1  Chair - Desk                              65.0 ea   $   133.89   $    8,703.12
---------------------------------------------------------------------------------------------------------------------------------
    1420   1  Chair - Desk - Fabric                     49.0 ly   $    25.29   $    1,239.26
---------------------------------------------------------------------------------------------------------------------------------
    1421   1  Chair - Lounge                           122.0 ea   $   260.35   $   31,762.65
---------------------------------------------------------------------------------------------------------------------------------
    1422   1  Chair - Lounge Fabric                    750.5 ly   $    17.78   $   13,342.51
---------------------------------------------------------------------------------------------------------------------------------
    1422   2  Chair - Lounge Fabric                    228.0 ly   $    25.29   $    5,766.37
---------------------------------------------------------------------------------------------------------------------------------
    1422   3  Chair - Lounge Fabric                    181.0 ly   $    25.22   $    4,564.23
---------------------------------------------------------------------------------------------------------------------------------
    1422   4  Chair - Lounge Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1425   1  Chair - Lounge Small                      28.0 ea   $   275.23   $    6,880.67
---------------------------------------------------------------------------------------------------------------------------------
    1426   1  Chair - Lounge Small Fabric              230.0 ly   $    25.29   $    5,816.95
---------------------------------------------------------------------------------------------------------------------------------
    1426   2  Chair - Lounge Small Fabric               11.5 ly   $    17.78   $      204.45
---------------------------------------------------------------------------------------------------------------------------------
    1426   3  Chair - Lounge Small Fabric               46.0 ly   $    25.22   $    1,159.97
---------------------------------------------------------------------------------------------------------------------------------
    1427   1  Chair - Dining                            18.0 ea   $   297.54   $    5,355.76
---------------------------------------------------------------------------------------------------------------------------------
    1427   6  Chair - Dining Arm                         6.0 ea   $   334.74   $    2,008.41
---------------------------------------------------------------------------------------------------------------------------------
    1428   1  Chair - DiningFabric                      60.0 ly   $    22.32   $    1,338.94
---------------------------------------------------------------------------------------------------------------------------------
    1448   1  Chair - Game                             350.0 ea   $   234.09   $   81,932.38
---------------------------------------------------------------------------------------------------------------------------------
    1448   2  Chair- Game
---------------------------------------------------------------------------------------------------------------------------------
    1449   1  Chair - Game - Fabric                    845.0 ly   $    17.78   $   15,022.54
---------------------------------------------------------------------------------------------------------------------------------
    1449   2  Chair - Game - Fabric                     30.0 ly   $    25.29   $      758.73
---------------------------------------------------------------------------------------------------------------------------------
    1450      Outdoor Chair                             12.0 ly   $   162.07   $    1,944.86
---------------------------------------------------------------------------------------------------------------------------------
    1501   1  Headboard                                148.0 ea   $   132.41   $   19,596.14
---------------------------------------------------------------------------------------------------------------------------------
    1501   5  Headboard                                166.0 ea   $   159.19   $   26,424.74
---------------------------------------------------------------------------------------------------------------------------------
    1502   1  Desk                                      65.0      $   281.18   $   18,276.54
---------------------------------------------------------------------------------------------------------------------------------
    1509   0  Table - Coffee (Square)                   18.0 ea   $   394.24   $    7,096.39
---------------------------------------------------------------------------------------------------------------------------------
    1509   1  Table - Coffee (Rectangular)              22.0 ea   $   334.74   $    7,364.17
---------------------------------------------------------------------------------------------------------------------------------
    1510   1  Nightstand                               339.0 ea   $   187.45   $   63,546.13
---------------------------------------------------------------------------------------------------------------------------------
    1511   1  Table - End                               69.0 ea   $   185.96   $   12,831.52
---------------------------------------------------------------------------------------------------------------------------------
    1512   1  Table - Side (Small Round)                 8.0 ea   $   483.51   $    3,868.05
---------------------------------------------------------------------------------------------------------------------------------
    1512   2  Table - Side (Round)                      18.0 ea   $   297.54   $    5,355.76
---------------------------------------------------------------------------------------------------------------------------------
    1513   1  Console                                   13.0 ea   $   520.70   $    6,769.09
---------------------------------------------------------------------------------------------------------------------------------
    1515   1  Table - Dining                             3.0 ea   $ 1,859.64   $    5,578.92
---------------------------------------------------------------------------------------------------------------------------------
    1530   2  Armoire                                   81.0 ea   $   623.35   $   50,491.46
---------------------------------------------------------------------------------------------------------------------------------
    1530   3  Armoire                                   40.0 ea   $   626.33   $   25,053.07
---------------------------------------------------------------------------------------------------------------------------------
    1530   6  Armoire - Wardrobe                       158.0 ea   $ 1,371.67   $  216,723.94
---------------------------------------------------------------------------------------------------------------------------------
    1532   1  Table - Game                             167.0 ea   $   364.49   $   60,869.74
---------------------------------------------------------------------------------------------------------------------------------
    1535   1  Buffet                                     3.0 ea   $ 1,115.78   $    3,347.35
---------------------------------------------------------------------------------------------------------------------------------
    1550   1  Outdoor table                              4.0 ea   $   162.07   $      648.29
---------------------------------------------------------------------------------------------------------------------------------
    1670      In-room Safes                            240.0 ea   $   178.53   $   42,846.11
---------------------------------------------------------------------------------------------------------------------------------
    1671      Mini-bar                                  40.0 ea   $   557.89   $   22,315.68
---------------------------------------------------------------------------------------------------------------------------------
    1701   1  Lamp-Floor                                76.0 ea   $   140.59   $   10,684.75
---------------------------------------------------------------------------------------------------------------------------------
    1701   5  Torchiere                                276.0 ea   $   191.91   $   52,968.50
---------------------------------------------------------------------------------------------------------------------------------
    1702   1  Lamp - Bedside                           339.0 ea   $    96.70   $   32,781.73
---------------------------------------------------------------------------------------------------------------------------------
    1703   1  Lamp - Table                             167.0 ea   $   118.27   $   19,751.61
---------------------------------------------------------------------------------------------------------------------------------
    1703   2  Lamp - End Table                          69.0 ea   $   105.83   $    7,288.30
---------------------------------------------------------------------------------------------------------------------------------
    1706   1  Lamp - Console                            20.0 ea   $   145.80   $    2,915.92
---------------------------------------------------------------------------------------------------------------------------------
    1706   2  Lamp - Buffet                              6.0 ea   $   126.46   $      758.73
---------------------------------------------------------------------------------------------------------------------------------
    1801   1  Art                                      591.0 ea   $    81.82   $   48,358.08
---------------------------------------------------------------------------------------------------------------------------------
    1804   2  Mirror (full length)                     239.0 ea   $    75.77   $   18,108.83
---------------------------------------------------------------------------------------------------------------------------------
    1804   5  Mirror (bath)                            239.0 ea   $   119.02   $   28,445.05
---------------------------------------------------------------------------------------------------------------------------------
    1804   6  Mirror (over game table)                  22.0 ea   $   118.94   $    2,616.74
---------------------------------------------------------------------------------------------------------------------------------
    1804   7  Mirror (buffet)                            3.0 ea   $   148.77   $      446.31
---------------------------------------------------------------------------------------------------------------------------------
    1804   8  Mirror (bath)                              3.0 ea
---------------------------------------------------------------------------------------------------------------------------------
    1804   9  Mirror (bath)                              3.0 ea
---------------------------------------------------------------------------------------------------------------------------------
    1855   1  Planter                                    3.0 ea
---------------------------------------------------------------------------------------------------------------------------------
    1857   1  Plants                                    20.0 ea   $   223.16   $    4,463.14
---------------------------------------------------------------------------------------------------------------------------------
    1951      TV/Swivel                                279.0 ea   $    22.32   $    6,226.07
---------------------------------------------------------------------------------------------------------------------------------
    1952      Radio                                    239.0 ea   $    17.85   $    4,266.76
---------------------------------------------------------------------------------------------------------------------------------
   60313      Bedspread fabrication Attic Stock         15.0 ea   $    60.48   $      907.13
---------------------------------------------------------------------------------------------------------------------------------
   60313   1  Bedspread fabrication Attic Stock         16.0 ea   $    73.64   $    1,176.27
---------------------------------------------------------------------------------------------------------------------------------
   60314      Bedspread fabric Attic Stock             289.0 ly   $     9.30   $    2,687.18
---------------------------------------------------------------------------------------------------------------------------------
   60317      Dustruffle Fabrication                    15.0 ea   $    (2.57)  $      (38.53)
---------------------------------------------------------------------------------------------------------------------------------
   60317   1  Dustruffle fabrication                    16.0 ea   $     2.33   $       37.22
---------------------------------------------------------------------------------------------------------------------------------
   60318      Dustruffle fabric                        152.0 ly   $     9.08   $    1,379.41
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL E: AA01                                                  $ 6,346.48   $1,523,155.22
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Item       Item
Name                                                 PO# / Invoice   PO Issued   Shipped    Installed   First 45%   Second 45%
---------------------------------------------------------------------------------------------------------------------------------
GUEST SPACE FF&E
---------------------------------------------------------------------------------------------------------------------------------
  E:AA01 GENERAL GUESTROOM
---------------------------------------------------------------------------------------------------------------------------------
    1201   1  Mattress/Boxspring
---------------------------------------------------------------------------------------------------------------------------------
    1201   2  Mattress/Boxspring
---------------------------------------------------------------------------------------------------------------------------------
    1203   1  Bed frame
---------------------------------------------------------------------------------------------------------------------------------
    1203   2  Bed frame
---------------------------------------------------------------------------------------------------------------------------------
    1313   4  Bedspread fabrication
---------------------------------------------------------------------------------------------------------------------------------
    1313   5  Bedspread fabrication
---------------------------------------------------------------------------------------------------------------------------------
    1314      Bedspread fabric
---------------------------------------------------------------------------------------------------------------------------------
    1317   1  Dustruffle Fabrication
---------------------------------------------------------------------------------------------------------------------------------
    1317   2  Dustruffle fabrication
---------------------------------------------------------------------------------------------------------------------------------
    1318      Dustruffle fabrication
---------------------------------------------------------------------------------------------------------------------------------
    1345   ?  Shutters
---------------------------------------------------------------------------------------------------------------------------------
    1345   ?  Shutters
---------------------------------------------------------------------------------------------------------------------------------
    1401   2  Sofa
---------------------------------------------------------------------------------------------------------------------------------
    1402   1  Sofa Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1403   1  Sofa Pillow Fabrication
---------------------------------------------------------------------------------------------------------------------------------
    1404   1  Sofa Pillow Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1410   1  Loveseat - Palor 61"
---------------------------------------------------------------------------------------------------------------------------------
    1411   1  Loveseat Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1412   1  Sofa Pillow Fabrication
---------------------------------------------------------------------------------------------------------------------------------
    1413   1  Sofa Pillow Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1416   1  Ottoman
---------------------------------------------------------------------------------------------------------------------------------
    1418   1  Ottoman Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1418   2  Ottoman Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1418   3  Ottoman Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1418   4  Ottoman Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1419   1  Chair - Desk
---------------------------------------------------------------------------------------------------------------------------------
    1429   1  Chair - Desk - Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1420   1  Chair - Lounge
---------------------------------------------------------------------------------------------------------------------------------
    1422   1  Chair - Lounge Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1422   2  Chair - Lounge Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1422   3  Chair - Lounge Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1422   4  Chair - Lounge Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1425   1  Chair - Lounge Small
---------------------------------------------------------------------------------------------------------------------------------
    1426   1  Chair - Lounge Small Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1426   2  Chair - Lounge Small Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1426   3  Chair - Lounge Small Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1427   1  Chair - Dining
---------------------------------------------------------------------------------------------------------------------------------
    1427   6  Chair - Dining Arm
---------------------------------------------------------------------------------------------------------------------------------
    1428   1  Chair - DiningFabric
---------------------------------------------------------------------------------------------------------------------------------
    1448   1  Chair - Game
---------------------------------------------------------------------------------------------------------------------------------
    1448   2  Chair- Game
---------------------------------------------------------------------------------------------------------------------------------
    1449   1  Chair - Game - Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1449   2  Chair - Game - Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1450      Outdoor Chair
---------------------------------------------------------------------------------------------------------------------------------
    1501   1  Headboard
---------------------------------------------------------------------------------------------------------------------------------
    1501   5  Headboard
---------------------------------------------------------------------------------------------------------------------------------
    1502   1  Desk
---------------------------------------------------------------------------------------------------------------------------------
    1509   0  Table - Coffee (Square)
---------------------------------------------------------------------------------------------------------------------------------
    1509   1  Table - Coffee (Rectangular)
---------------------------------------------------------------------------------------------------------------------------------
    1510   1  Nightstand
---------------------------------------------------------------------------------------------------------------------------------
    1511   1  Table - End
---------------------------------------------------------------------------------------------------------------------------------
    1512   1  Table - Side (Small Round)
---------------------------------------------------------------------------------------------------------------------------------
    1512   2  Table - Side (Round)
---------------------------------------------------------------------------------------------------------------------------------
    1513   1  Console
---------------------------------------------------------------------------------------------------------------------------------
    1515   1  Table - Dining
---------------------------------------------------------------------------------------------------------------------------------
    1530   2  Armoire
---------------------------------------------------------------------------------------------------------------------------------
    1530   3  Armoire
---------------------------------------------------------------------------------------------------------------------------------
    1530   6  Armoire - Wardrobe
---------------------------------------------------------------------------------------------------------------------------------
    1532   1  Table - Game
---------------------------------------------------------------------------------------------------------------------------------
    1535   1  Buffet
---------------------------------------------------------------------------------------------------------------------------------
    1550   1  Outdoor table
---------------------------------------------------------------------------------------------------------------------------------
    1670      In-room Safes
---------------------------------------------------------------------------------------------------------------------------------
    1671      Mini-bar
---------------------------------------------------------------------------------------------------------------------------------
    1701   1  Lamp-Floor
---------------------------------------------------------------------------------------------------------------------------------
    1701   5  Torchiere
---------------------------------------------------------------------------------------------------------------------------------
    1702   1  Lamp - Bedside
---------------------------------------------------------------------------------------------------------------------------------
    1703   1  Lamp - Table
---------------------------------------------------------------------------------------------------------------------------------
    1703   2  Lamp - End Table
---------------------------------------------------------------------------------------------------------------------------------
    1706   1  Lamp - Console
---------------------------------------------------------------------------------------------------------------------------------
    1706   2  Lamp - Buffet
---------------------------------------------------------------------------------------------------------------------------------
    1801   1  Art
---------------------------------------------------------------------------------------------------------------------------------
    1804   2  Mirror (full length)
---------------------------------------------------------------------------------------------------------------------------------
    1804   5  Mirror (bath)
---------------------------------------------------------------------------------------------------------------------------------
    1804   6  Mirror (over game table)
---------------------------------------------------------------------------------------------------------------------------------
    1804   7  Mirror (buffet)
---------------------------------------------------------------------------------------------------------------------------------
    1804   8  Mirror (bath)
---------------------------------------------------------------------------------------------------------------------------------
    1804   9  Mirror (bath)
---------------------------------------------------------------------------------------------------------------------------------
    1855   1  Planter
---------------------------------------------------------------------------------------------------------------------------------
    1857   1  Plants
---------------------------------------------------------------------------------------------------------------------------------
    1951      TV/Swivel
---------------------------------------------------------------------------------------------------------------------------------
    1952      Radio
---------------------------------------------------------------------------------------------------------------------------------
   60313      Bedspread fabrication Attic Stock
---------------------------------------------------------------------------------------------------------------------------------
   60313   1  Bedspread fabrication Attic Stock
---------------------------------------------------------------------------------------------------------------------------------
   60314      Bedspread fabric Attic Stock
---------------------------------------------------------------------------------------------------------------------------------
   60317      Dustruffle Fabrication
---------------------------------------------------------------------------------------------------------------------------------
   60317   1  Dustruffle fabrication
---------------------------------------------------------------------------------------------------------------------------------
   60318      Dustruffle fabric
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL E: AA01                                                                                            $   0.00    $    0.00
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Remaining     Warranty
Name                                                 Third 10%       Budget        Period     Remarks
---------------------------------------------------------------------------------------------------------------------------------
GUEST SPACE FF&E
---------------------------------------------------------------------------------------------------------------------------------
  E:AA01 GENERAL GUESTROOM
---------------------------------------------------------------------------------------------------------------------------------
    1201   1  Mattress/Boxspring                                  $   42,067.20
---------------------------------------------------------------------------------------------------------------------------------
    1201   2  Mattress/Boxspring                                  $   70,574.54
---------------------------------------------------------------------------------------------------------------------------------
    1203   1  Bed frame                                           $    6,378.73
---------------------------------------------------------------------------------------------------------------------------------
    1203   2  Bed frame                                           $    9,035.74
---------------------------------------------------------------------------------------------------------------------------------
    1313   4  Bedspread fabrication                               $    8,246.03
---------------------------------------------------------------------------------------------------------------------------------
    1313   5  Bedspread fabrication                               $   11,293.06
---------------------------------------------------------------------------------------------------------------------------------
    1314      Bedspread fabric                                    $   27,299.52
---------------------------------------------------------------------------------------------------------------------------------
    1317   1  Dustruffle Fabrication                              $    4,314.52
---------------------------------------------------------------------------------------------------------------------------------
    1317   2  Dustruffle fabrication                              $    6,174.04
---------------------------------------------------------------------------------------------------------------------------------
    1318      Dustruffle fabrication                              $   13,912.04
---------------------------------------------------------------------------------------------------------------------------------
    1345   ?  Shutters                                            $  161,392.02
---------------------------------------------------------------------------------------------------------------------------------
    1345   ?  Shutters                                            $   63,953.76
---------------------------------------------------------------------------------------------------------------------------------
    1401   2  Sofa                                                $   19,042.71
---------------------------------------------------------------------------------------------------------------------------------
    1402   1  Sofa Fabric                                         $   12,610.81
---------------------------------------------------------------------------------------------------------------------------------
    1403   1  Sofa Pillow Fabrication                             $    1,785.25
---------------------------------------------------------------------------------------------------------------------------------
    1404   1  Sofa Pillow Fabric                                  $    1,422.25
---------------------------------------------------------------------------------------------------------------------------------
    1410   1  Loveseat - Palor 61"                                $    3,272.97
---------------------------------------------------------------------------------------------------------------------------------
    1411   1  Loveseat Fabric                                     $    2,135.16
---------------------------------------------------------------------------------------------------------------------------------
    1412   1  Sofa Pillow Fabrication                             $      357.05
---------------------------------------------------------------------------------------------------------------------------------
    1413   1  Sofa Pillow Fabric                                  $      106.67
---------------------------------------------------------------------------------------------------------------------------------
    1416   1  Ottoman                                             $   15,873.89
---------------------------------------------------------------------------------------------------------------------------------
    1418   1  Ottoman Fabric                                      $    5,209.00
---------------------------------------------------------------------------------------------------------------------------------
    1418   2  Ottoman Fabric                                      $    1,947.42
---------------------------------------------------------------------------------------------------------------------------------
    1418   3  Ottoman Fabric                                      $    1,714.74
---------------------------------------------------------------------------------------------------------------------------------
    1418   4  Ottoman Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1419   1  Chair - Desk                                        $    8,703.12
---------------------------------------------------------------------------------------------------------------------------------
    1429   1  Chair - Desk - Fabric                               $    1,239.26
---------------------------------------------------------------------------------------------------------------------------------
    1420   1  Chair - Lounge                                      $   31,762.65
---------------------------------------------------------------------------------------------------------------------------------
    1422   1  Chair - Lounge Fabric                               $   13,342.51
---------------------------------------------------------------------------------------------------------------------------------
    1422   2  Chair - Lounge Fabric                               $    5,766.37
---------------------------------------------------------------------------------------------------------------------------------
    1422   3  Chair - Lounge Fabric                               $    4,564.23
---------------------------------------------------------------------------------------------------------------------------------
    1422   4  Chair - Lounge Fabric
---------------------------------------------------------------------------------------------------------------------------------
    1425   1  Chair - Lounge Small                                $    6,880.67
---------------------------------------------------------------------------------------------------------------------------------
    1426   1  Chair - Lounge Small Fabric                         $    5,816.95
---------------------------------------------------------------------------------------------------------------------------------
    1426   2  Chair - Lounge Small Fabric                         $      204.45
---------------------------------------------------------------------------------------------------------------------------------
    1426   3  Chair - Lounge Small Fabric                         $    1,159.97
---------------------------------------------------------------------------------------------------------------------------------
    1427   1  Chair - Dining                                      $    5,355.76
---------------------------------------------------------------------------------------------------------------------------------
    1427   6  Chair - Dining Arm                                  $    2,008.41
---------------------------------------------------------------------------------------------------------------------------------
    1428   1  Chair - DiningFabric                                $    1,338.94
---------------------------------------------------------------------------------------------------------------------------------
    1448   1  Chair - Game                                        $   81,932.38
---------------------------------------------------------------------------------------------------------------------------------
    1448   2  Chair- Game
---------------------------------------------------------------------------------------------------------------------------------
    1449   1  Chair - Game - Fabric                               $   15,022.54
---------------------------------------------------------------------------------------------------------------------------------
    1449   2  Chair - Game - Fabric                               $      758.73
---------------------------------------------------------------------------------------------------------------------------------
    1450      Outdoor Chair                                       $    1,944.86
---------------------------------------------------------------------------------------------------------------------------------
    1501   1  Headboard                                           $   19,596.14
---------------------------------------------------------------------------------------------------------------------------------
    1501   5  Headboard                                           $   26,424.74
---------------------------------------------------------------------------------------------------------------------------------
    1502   1  Desk                                                $   18,276.54
---------------------------------------------------------------------------------------------------------------------------------
    1509   0  Table - Coffee (Square)                             $    7,096.39
---------------------------------------------------------------------------------------------------------------------------------
    1509   1  Table - Coffee (Rectangular)                        $    7,364.17
---------------------------------------------------------------------------------------------------------------------------------
    1510   1  Nightstand                                          $   63,546.13
---------------------------------------------------------------------------------------------------------------------------------
    1511   1  Table - End                                         $   12,831.52
---------------------------------------------------------------------------------------------------------------------------------
    1512   1  Table - Side (Small Round)                          $    3,868.05
---------------------------------------------------------------------------------------------------------------------------------
    1512   2  Table - Side (Round)                                $    5,355.76
---------------------------------------------------------------------------------------------------------------------------------
    1513   1  Console                                             $    6,769.09
---------------------------------------------------------------------------------------------------------------------------------
    1515   1  Table - Dining                                      $    5,578.92
---------------------------------------------------------------------------------------------------------------------------------
    1530   2  Armoire                                             $   50,491.46
---------------------------------------------------------------------------------------------------------------------------------
    1530   3  Armoire                                             $   25,053.07
---------------------------------------------------------------------------------------------------------------------------------
    1530   6  Armoire - Wardrobe                                  $  216,723.94
---------------------------------------------------------------------------------------------------------------------------------
    1532   1  Table - Game                                        $   60,869.74
---------------------------------------------------------------------------------------------------------------------------------
    1535   1  Buffet                                              $    3,347.35
---------------------------------------------------------------------------------------------------------------------------------
    1550   1  Outdoor table                                       $      648.29
---------------------------------------------------------------------------------------------------------------------------------
    1670      In-room Safes                                       $   42,846.11
---------------------------------------------------------------------------------------------------------------------------------
    1671      Mini-bar                                            $   22,315.68
---------------------------------------------------------------------------------------------------------------------------------
    1701   1  Lamp-Floor                                          $   10,684.75
---------------------------------------------------------------------------------------------------------------------------------
    1701   5  Torchiere                                           $   52,968.50
---------------------------------------------------------------------------------------------------------------------------------
    1702   1  Lamp - Bedside                                      $   32,781.73
---------------------------------------------------------------------------------------------------------------------------------
    1703   1  Lamp - Table                                        $   19,751.61
---------------------------------------------------------------------------------------------------------------------------------
    1703   2  Lamp - End Table                                    $    7,288.30
---------------------------------------------------------------------------------------------------------------------------------
    1706   1  Lamp - Console                                      $    2,915.92
---------------------------------------------------------------------------------------------------------------------------------
    1706   2  Lamp - Buffet                                       $      758.73
---------------------------------------------------------------------------------------------------------------------------------
    1801   1  Art                                                 $   48,358.08
---------------------------------------------------------------------------------------------------------------------------------
    1804   2  Mirror (full length)                                $   18,108.83
---------------------------------------------------------------------------------------------------------------------------------
    1804   5  Mirror (bath)                                       $   28,445.05
---------------------------------------------------------------------------------------------------------------------------------
    1804   6  Mirror (over game table)                            $    2,616.74
---------------------------------------------------------------------------------------------------------------------------------
    1804   7  Mirror (buffet)                                     $      446.31
---------------------------------------------------------------------------------------------------------------------------------
    1804   8  Mirror (bath)
---------------------------------------------------------------------------------------------------------------------------------
    1804   9  Mirror (bath)
---------------------------------------------------------------------------------------------------------------------------------
    1855   1  Planter
---------------------------------------------------------------------------------------------------------------------------------
    1857   1  Plants                                              $    4,463.14
---------------------------------------------------------------------------------------------------------------------------------
    1951      TV/Swivel                                           $    6,226.07
---------------------------------------------------------------------------------------------------------------------------------
    1952      Radio                                               $    4,266.76
---------------------------------------------------------------------------------------------------------------------------------
   60313      Bedspread fabrication Attic Stock                   $      907.13
---------------------------------------------------------------------------------------------------------------------------------
   60313   1  Bedspread fabrication Attic Stock                   $    1,178.27
---------------------------------------------------------------------------------------------------------------------------------
   60314      Bedspread fabric Attic Stock                        $    2,687.18
---------------------------------------------------------------------------------------------------------------------------------
   60317      Dustruffle Fabrication                              $      (38.53)
---------------------------------------------------------------------------------------------------------------------------------
   60317   1  Dustruffle fabrication                              $       37.22
---------------------------------------------------------------------------------------------------------------------------------
   60318      Dustruffle fabric                                   $    1,379.41
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL E: AA01                                     $ 0.00       $1,523,155.22
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Project: Wyndham Old San Juan
-------------------------------------------------------------------------------
FF&E Detail Budget

---------------------------------------------------------------------------------------------------------------------------------

Name                                                  Quantity    Unit Cost       Total                 Vendor
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
E:CG01 GUESTROOM CORRIDORS (GGC)
---------------------------------------------------------------------------------------------------------------------------------
     6513     Console Base                               7.0 ea   $ 1,190.17   $    8,331.19
---------------------------------------------------------------------------------------------------------------------------------
     6514     Console Top                               68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
     6514  1  Console Top Cartoning                     68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
     6804     Mirror                                     7.0 ea   $   595.08   $    4,165.59
---------------------------------------------------------------------------------------------------------------------------------
     6804  A  Mirror Cartoning                          68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
     6000     Ice machines                               7.0 ea   $ 4,314.36   $   30,200.55
=================================================================================================================================
TOTAL E:CG01                                                      $ 6,099.62   $   42,697.34
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
E:KG01 MOCKUP ROOM
---------------------------------------------------------------------------------------------------------------------------------
   101.03     Carpet                                    45.0 sy   $    14.88   $      669.47
---------------------------------------------------------------------------------------------------------------------------------
   201.02     Mattress/Boxspring                         1.0 ea   $   342.17   $      342.17
---------------------------------------------------------------------------------------------------------------------------------
   203.02     Bed frame                                  1.0 ea   $    43.14   $       43.14
---------------------------------------------------------------------------------------------------------------------------------
   345.01     Shutters                                   1.0 ea   $ 1,338.94   $    1,338.94
---------------------------------------------------------------------------------------------------------------------------------
   314.12     Bedspread fabric                          12.0 ly   $    59.51   $      714.10
---------------------------------------------------------------------------------------------------------------------------------
   313.05     Bedspread fabrication                      1.0 ea   $    63.23   $       63.23
---------------------------------------------------------------------------------------------------------------------------------
   318.03     Dustruffle fabric                          6.0 ly   $    14.88   $       89.26
---------------------------------------------------------------------------------------------------------------------------------
   317.02     Dustruffle fabrication                     1.0 ea   $    41.66   $       41.66
---------------------------------------------------------------------------------------------------------------------------------
   448.01     Game Chair                                 2.0 ea   $   331.76   $      663.52
---------------------------------------------------------------------------------------------------------------------------------
   449.01     Game Chair Fabric                          5.0 ly   $    95.21   $      476.07
---------------------------------------------------------------------------------------------------------------------------------
   502.05     Desk                                       1.0 ea   $   743.86   $      743.86
---------------------------------------------------------------------------------------------------------------------------------
   501.05     Headboard                                  1.0 ea   $ 1,014.92   $    1,014.92
---------------------------------------------------------------------------------------------------------------------------------
   501.05     Headboard                                  1.0 ea   $   357.05   $      357.05
---------------------------------------------------------------------------------------------------------------------------------
   530.06     Armoire                                    1.0 ea   $ 2,975.42   $    2,975.42
---------------------------------------------------------------------------------------------------------------------------------
   510.10     Nightstand                                 2.0 ea   $   327.30   $      654.59
---------------------------------------------------------------------------------------------------------------------------------
   701.01     Floor Lamp                                 2.0 ea   $   281.92   $      563.84
---------------------------------------------------------------------------------------------------------------------------------
   702.10     Bedside Lamp                               2.0 ea   $   148.03   $      296.05
---------------------------------------------------------------------------------------------------------------------------------
   730.01     Desk Lamp                                  1.0 ea   $   103.40   $      103.40
---------------------------------------------------------------------------------------------------------------------------------
              Wallsconce (room)                          1.0 ea   $   267.79   $      267.79
---------------------------------------------------------------------------------------------------------------------------------
   801.01     Art                                        2.0 ea   $   550.45   $    1,100.91
---------------------------------------------------------------------------------------------------------------------------------
              Mirror (full length)                       1.0 ea   $    74.39   $       74.39
---------------------------------------------------------------------------------------------------------------------------------
              TV Swivel                                  1.0 ea   $    22.32   $       22.32
---------------------------------------------------------------------------------------------------------------------------------
              Radio                                      1.0 ea   $    16.36   $       16.36
---------------------------------------------------------------------------------------------------------------------------------
090000.00     Construction                               1.0 ea   $ 7,438.56   $    7,438.56   S.W. Progressive Enterprises, Inc.
=================================================================================================================================
TOTAL E:KG01                                                      $20,071.02   $   20,071.02
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Item       Item
Name                                                 PO# / Invoice   PO Issued   Shipped    Installed   First 45%   Second 45%
---------------------------------------------------------------------------------------------------------------------------------
E:CG01 GUESTROOM CORRIDORS (GGC)
---------------------------------------------------------------------------------------------------------------------------------
     6513     Console Base
---------------------------------------------------------------------------------------------------------------------------------
     6514     Console Top
---------------------------------------------------------------------------------------------------------------------------------
     6514  1  Console Top Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     6804     Mirror
---------------------------------------------------------------------------------------------------------------------------------
     6804  A  Mirror Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     6000     Ice machines
=================================================================================================================================
TOTAL E:CG01                                                                                            $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
E:KG01 MOCKUP ROOM
---------------------------------------------------------------------------------------------------------------------------------
   101.03     Carpet                                                 02/15/95    02/15/95   02/15/95    $  301.26   $  301.26
---------------------------------------------------------------------------------------------------------------------------------
   201.02     Mattress/Boxspring                                     02/15/95    02/15/95   02/15/95    $  153.98   $  153.98
---------------------------------------------------------------------------------------------------------------------------------
   203.02     Bed frame                                              02/15/95    02/15/95   02/15/95    $   19.41   $   19.41
---------------------------------------------------------------------------------------------------------------------------------
   345.01     Shutters                                               02/15/95    02/15/95   02/15/95    $  602.52   $  602.52
---------------------------------------------------------------------------------------------------------------------------------
   314.12     Bedspread fabric                                       02/15/95    02/15/95   02/15/95    $  321.35   $  321.35
---------------------------------------------------------------------------------------------------------------------------------
   313.05     Bedspread fabrication                                  02/15/95    02/15/95   02/15/95    $   28.45   $   28.45
---------------------------------------------------------------------------------------------------------------------------------
   318.03     Dustruffle fabric                                      02/15/95    02/15/95   02/15/95    $   40.17   $   40.17
---------------------------------------------------------------------------------------------------------------------------------
   317.02     Dustruffle fabrication                                 02/15/95    02/15/95   02/15/95    $   18.75   $   18.75
---------------------------------------------------------------------------------------------------------------------------------
   448.01     Game Chair                                             02/15/95    02/15/95   02/15/95    $  298.58   $  298.58
---------------------------------------------------------------------------------------------------------------------------------
   449.01     Game Chair Fabric                                      02/15/95    02/15/95   02/15/95    $  214.23   $  214.23
---------------------------------------------------------------------------------------------------------------------------------
   502.05     Desk                                                   02/15/95    02/15/95   02/15/95    $  334.74   $  334.74
---------------------------------------------------------------------------------------------------------------------------------
   501.05     Headboard                                              02/15/95    02/15/95   02/15/95    $  456.71   $  456.71
---------------------------------------------------------------------------------------------------------------------------------
   501.05     Headboard                                              02/15/95    02/15/95   02/15/95    $  160.67   $  160.67
---------------------------------------------------------------------------------------------------------------------------------
   530.06     Armoire                                                02/15/95    02/15/95   02/15/95    $1,338.94   $1,338.94
---------------------------------------------------------------------------------------------------------------------------------
   510.10     Nightstand                                             02/15/95    02/15/95   02/15/95    $  294.57   $  294.57
---------------------------------------------------------------------------------------------------------------------------------
   701.01     Floor Lamp                                             02/15/95    02/15/95   02/15/95    $  253.73   $  253.73
---------------------------------------------------------------------------------------------------------------------------------
   702.10     Bedside Lamp                                           02/15/95    02/15/95   02/15/95    $  133.22   $  133.22
---------------------------------------------------------------------------------------------------------------------------------
   730.01     Desk Lamp                                              02/15/95    02/15/95   02/15/95    $   46.53   $   46.53
---------------------------------------------------------------------------------------------------------------------------------
              Wallsconce (room)                                      02/15/95    02/15/95   02/15/95    $  120.50   $  120.50
---------------------------------------------------------------------------------------------------------------------------------
   801.01     Art                                                    02/15/95    02/15/95   02/15/95    $  495.41   $  495.41
---------------------------------------------------------------------------------------------------------------------------------
              Mirror (full length)                                   02/15/95    02/15/95   02/15/95    $   33.47   $   33.47
---------------------------------------------------------------------------------------------------------------------------------
              TV Swivel                                              02/15/95    02/15/95   02/15/95    $   10.04   $   10.04
---------------------------------------------------------------------------------------------------------------------------------
              Radio                                                  02/15/95    02/15/95   02/15/95    $    7.36   $    7.36
---------------------------------------------------------------------------------------------------------------------------------
090000.00     Construction                              150643       02/15/95    02/15/95   02/15/95    $3,347.35   $3,347.35
=================================================================================================================================
TOTAL E:KG01                                                                                            $9,031.96   $9,031.96
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                                    Remaining     Warranty
Name                                                 Third 10%       Budget        Period     Remarks
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
E:CG01 GUESTROOM CORRIDORS (GGC)
---------------------------------------------------------------------------------------------------------------------------------
     6513     Console Base                                        $    8,331.19
---------------------------------------------------------------------------------------------------------------------------------
     6514     Console Top
---------------------------------------------------------------------------------------------------------------------------------
     6514  1  Console Top Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     6804     Mirror                                              $    4,165.59
---------------------------------------------------------------------------------------------------------------------------------
     6804  A  Mirror Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     6000     Ice machines                                        $   30,200.55
=================================================================================================================================
TOTAL E:CG01                                         $    0.00    $   42,697.34
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
E:KG01 MOCKUP ROOM
---------------------------------------------------------------------------------------------------------------------------------
   101.01     Carpet                                 $   66.95    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   201.02     Mattress/Boxspring                     $   34.22    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   203.02     Bed frame                              $    4.31    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   345.01     Shutters                               $  133.89    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   314.12     Bedspread fabric                       $   71.41    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   313.05     Bedspread fabrication                  $    6.32    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   318.03     Dustruffle fabric                      $    8.93    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   317.02     Dustruffle fabrication                 $    4.17    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   448.01     Game Chair                             $   66.35    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   449.01     Game Chair Fabric                      $   47.61    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   502.05     Desk                                   $   74.39    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   501.05     Headboard                              $  101.49    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   501.05     Headboard                              $   35.71    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   530.06     Armoire                                $  297.54    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   510.10     Nightstand                             $   65.46    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   701.01     Floor Lamp                             $   56.38    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   702.10     Bedside Lamp                           $   29.61    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   730.01     Desk Lamp                              $   10.34    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
              Wallsconce (room)                      $   26.78    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
   801.01     Art                                    $  110.09    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
              Mirror (full length)                   $    7.44    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
              TV Swivel                              $    2.23    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
              Radio                                  $    1.64    $        0.00
---------------------------------------------------------------------------------------------------------------------------------
090000.00     Construction                           $  743.86    $        0.00     1 yr
=================================================================================================================================
TOTAL E:KG01                                         $2,007.10    $        0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

Project: Wyndham Old San Juan
-------------------------------------------------------------------------------
FF&E Detail Budget

---------------------------------------------------------------------------------------------------------------------------------

Name                                                  Quantity    Unit Cost       Total                 Vendor
---------------------------------------------------------------------------------------------------------------------------------
E:SP01 Presidential Suite
       A Bedspread Fabric                              12.0 ly    $   17.85    $   214.23
---------------------------------------------------------------------------------------------------------------------------------
       B Shutters                                       4.0 ea    $1,997.16    $ 7,988.66
---------------------------------------------------------------------------------------------------------------------------------
       C Accessories                                    1.0 ea    $1,190.17    $ 1,190.17
---------------------------------------------------------------------------------------------------------------------------------
 2301  2 Drapery Fabrication                            1.0 ea    $4,463.14    $ 4,463.14
---------------------------------------------------------------------------------------------------------------------------------
 2302  3 Drapery Fabric                                54.0 ly    $   20.08    $ 1,084.54
---------------------------------------------------------------------------------------------------------------------------------
 2401  5 Sofa (parlor) - 85"                            1.0 ea    $  937.26    $   937.26
---------------------------------------------------------------------------------------------------------------------------------
 2402  1 Sofa Fabric (parlor)                          16.0 ly    $   14.80    $   236.84
---------------------------------------------------------------------------------------------------------------------------------
 2402  9 Sofa Trim                                     18.0 ly    $   63.23    $ 1,138.10
---------------------------------------------------------------------------------------------------------------------------------
 2403  1 Pillows                                        4.0 ea    $   37.19    $   148.77
---------------------------------------------------------------------------------------------------------------------------------
 2406  1 Pillows fabric                                 2.0 ly    $   52.07    $   104.14
---------------------------------------------------------------------------------------------------------------------------------
 2421  3 Lounge Chair                                   1.0 ea    $  740.88    $   740.88
---------------------------------------------------------------------------------------------------------------------------------
 2421  4 Lounge Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
 2421  5 Lounge Chair Fabric                            6.0 ly    $   14.80    $    88.82
---------------------------------------------------------------------------------------------------------------------------------
 2427  6 Dining Chair Arm                               8.0 ea    $  626.33    $ 5,010.61
---------------------------------------------------------------------------------------------------------------------------------
 2427  7 Dining Chair Arm Cartoning
---------------------------------------------------------------------------------------------------------------------------------
 2428  6 Dining Chair Arm Fabric                       28.0 ly    $   74.39    $ 2,082.80
---------------------------------------------------------------------------------------------------------------------------------
 2428  A Dining Chair Arm Fabric Fire Retardant
---------------------------------------------------------------------------------------------------------------------------------
 2509  5 Coffee Table Square                            1.0 ea    $1,152.98    $ 1,152.98
---------------------------------------------------------------------------------------------------------------------------------
 2509  6 Coffee Table Square Glass Top
---------------------------------------------------------------------------------------------------------------------------------
 2511  1 End Table                                      1.0 ea    $  156.21    $   156.21
---------------------------------------------------------------------------------------------------------------------------------
 2513  6 Console                                        1.0 ea    $1,234.80    $ 1,234.80
---------------------------------------------------------------------------------------------------------------------------------
 2513  6 Console Glass Top
---------------------------------------------------------------------------------------------------------------------------------
 2515  6 Dining Table Base
---------------------------------------------------------------------------------------------------------------------------------
 2515  9 Dining Table Top                               1.0 ea    $  900.07    $   900.07
---------------------------------------------------------------------------------------------------------------------------------
 2522  2 Entertainment Center                           1.0 ea    $5,459.90    $ 5,459.90
---------------------------------------------------------------------------------------------------------------------------------
 2701  4 Floor Lamp                                     1.0 ea    $  446.31    $   446.31
---------------------------------------------------------------------------------------------------------------------------------
 2708  1 Console Lamp (parlor)                          2.0 ea    $  223.16    $   446.31
---------------------------------------------------------------------------------------------------------------------------------
 2801  2 Art                                            1.0 ea    $4,463.14    $ 4,463.14
---------------------------------------------------------------------------------------------------------------------------------
 2804  5 Mirror                                         1.0 ea    $  520.70    $   520.70
---------------------------------------------------------------------------------------------------------------------------------
 2855  1 Plant/planter                                  1.0 ea    $  743.86    $   743.86
---------------------------------------------------------------------------------------------------------------------------------
 2951    TV/Swivel                                      2.0 ea    $   22.32    $    44.63
---------------------------------------------------------------------------------------------------------------------------------
 3201  2 Mattress/Boxspring                             1.0 ea    $  456.73    $   456.73
---------------------------------------------------------------------------------------------------------------------------------
 3203  2 Bed frame                                      1.0 ea    $   58.02    $    58.02
---------------------------------------------------------------------------------------------------------------------------------
 3301  2 Drapery Fabrication                            1.0 ea    $  967.01    $   967.01
---------------------------------------------------------------------------------------------------------------------------------
 3302  3 Drapery Fabric                                18.0 ly    $   20.08    $   361.51
---------------------------------------------------------------------------------------------------------------------------------
 3305  3 Cornice Fabric                                 5.0 ly    $   20.08    $   100.42
---------------------------------------------------------------------------------------------------------------------------------
 3313  1 Coverlet Labor                                 1.0 ea    $   74.39    $    74.39
---------------------------------------------------------------------------------------------------------------------------------
 3317  2 Dust Ruffle                                    1.0 ea    $   41.66    $    41.66
---------------------------------------------------------------------------------------------------------------------------------
 3318  1 Dust Ruffle fabric                             6.0 ly    $   10.27    $    61.59
---------------------------------------------------------------------------------------------------------------------------------
 3319  1 Sham fabrication                               2.0 ea    $   37.19    $    74.39
---------------------------------------------------------------------------------------------------------------------------------
 3319  2 Sham Fabric                                    4.0 ly    $   17.85    $    71.41
---------------------------------------------------------------------------------------------------------------------------------
 3401  1 Sofa (parlor) - 85"                            2.0 ea    $1,309.19    $ 2,618.37
---------------------------------------------------------------------------------------------------------------------------------
 3404  1 Sofa Fabric (parlor)                          36.0 ly    $   46.04    $ 1,657.61
---------------------------------------------------------------------------------------------------------------------------------
 3416  1 Ottoman                                        1.0 ea    $  163.65    $   163.65
---------------------------------------------------------------------------------------------------------------------------------
 3418  1 Ottoman Fabric                                 4.5 ly    $   20.83    $    93.73
---------------------------------------------------------------------------------------------------------------------------------
 3421  1 Lounge Chair                                   1.0 ea    $  260.35    $   260.35
---------------------------------------------------------------------------------------------------------------------------------
 3421  3 Lounge Chair Fabric                           10.0 ly    $   20.83    $   208.28
---------------------------------------------------------------------------------------------------------------------------------
 3422  1 Lounge Chair                                   2.0 ea    $  852.46    $ 1,704.92
---------------------------------------------------------------------------------------------------------------------------------
 3422  3 Lounge Chair Fabric                           20.0 ly    $   52.07    $ 1,041.40
---------------------------------------------------------------------------------------------------------------------------------
 3510  1 Nightstand                                     2.0 ea    $  669.47    $ 1,338.94
---------------------------------------------------------------------------------------------------------------------------------
 3510  2 Nightstand Cartoning
---------------------------------------------------------------------------------------------------------------------------------
 3511  1 End Table
---------------------------------------------------------------------------------------------------------------------------------
 3511  2 Side Table                                     2.0 ea    $  520.70    $ 1,041.40
---------------------------------------------------------------------------------------------------------------------------------
 3530  3 Entertainment Center                           1.0 ea    $3,763.91    $ 3,763.91
---------------------------------------------------------------------------------------------------------------------------------
 3533  6 Dresser                                        1.0 ea    $1,599.29    $ 1,599.29
---------------------------------------------------------------------------------------------------------------------------------
 3536  1 Canopy Bed                                     1.0 ea    $1,263.07    $ 1,263.07
---------------------------------------------------------------------------------------------------------------------------------
 3670    In-room Safes
---------------------------------------------------------------------------------------------------------------------------------
 3671    Mini-bar                                       1.0 ea    $  557.89    $   557.89
---------------------------------------------------------------------------------------------------------------------------------
 3701  1 Floor Lamp                                     1.0 ea    $  145.05    $   145.05
---------------------------------------------------------------------------------------------------------------------------------
 3701  5 Torchier                                       2.0 ea    $  259.61    $   519.21
---------------------------------------------------------------------------------------------------------------------------------
 3702  1 Bedside lamps                                  2.0 ea    $  260.35    $   520.70
---------------------------------------------------------------------------------------------------------------------------------
 3703  3 Table Lamp                                     1.0 ea    $  278.95    $   278.95
---------------------------------------------------------------------------------------------------------------------------------
 3705  1 Dresser Lamp                                   1.0 ea    $  230.60    $   230.60
---------------------------------------------------------------------------------------------------------------------------------
 3801  2 Art
---------------------------------------------------------------------------------------------------------------------------------
 3804    Mirror                                         1.0 ea    $  267.79    $   267.79
---------------------------------------------------------------------------------------------------------------------------------
 3804  4 Mirror
---------------------------------------------------------------------------------------------------------------------------------
 3951    TV/Swivel
---------------------------------------------------------------------------------------------------------------------------------
 3952    Radio
=================================================================================================================================
TOTAL E:SP01                                                            ERR    $62,540.08



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Item       Item
Name                                                 PO# / Invoice   PO Issued   Shipped    Installed   First 45%   Second 45%
---------------------------------------------------------------------------------------------------------------------------------
E:SP01 Presidential Suite
       A Bedspread Fabric
---------------------------------------------------------------------------------------------------------------------------------
       B Shutters
---------------------------------------------------------------------------------------------------------------------------------
       C Accessories
---------------------------------------------------------------------------------------------------------------------------------
 2301  2 Drapery Fabrication
---------------------------------------------------------------------------------------------------------------------------------
 2302  3 Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
 2401  5 Sofa (parlor) - 85"
---------------------------------------------------------------------------------------------------------------------------------
 2402  1 Sofa Fabric (parlor)
---------------------------------------------------------------------------------------------------------------------------------
 2402  9 Sofa Trim
---------------------------------------------------------------------------------------------------------------------------------
 2403  1 Pillows
---------------------------------------------------------------------------------------------------------------------------------
 2406  1 Pillows fabric
---------------------------------------------------------------------------------------------------------------------------------
 2421  3 Lounge Chair
---------------------------------------------------------------------------------------------------------------------------------
 2421  4 Lounge Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
 2421  5 Lounge Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
 2427  6 Dining Chair Arm
---------------------------------------------------------------------------------------------------------------------------------
 2427  7 Dining Chair Arm Cartoning
---------------------------------------------------------------------------------------------------------------------------------
 2426  6 Dining Chair Arm Fabric
---------------------------------------------------------------------------------------------------------------------------------
 2428  A Dining Chair Arm Fabric Fire Retardant
---------------------------------------------------------------------------------------------------------------------------------
 2509  5 Coffee Table Square
---------------------------------------------------------------------------------------------------------------------------------
 2509  6 Coffee Table Square Glass Top
---------------------------------------------------------------------------------------------------------------------------------
 2511  1 End Table
---------------------------------------------------------------------------------------------------------------------------------
 2513  6 Console
---------------------------------------------------------------------------------------------------------------------------------
 2513  6 Console Glass Top
---------------------------------------------------------------------------------------------------------------------------------
 2515  6 Dining Table Base
---------------------------------------------------------------------------------------------------------------------------------
 2515  9 Dining Table Top
---------------------------------------------------------------------------------------------------------------------------------
 2522  2 Entertainment Center
---------------------------------------------------------------------------------------------------------------------------------
 2701  4 Floor Lamp
---------------------------------------------------------------------------------------------------------------------------------
 2708  1 Console Lamp (parlor)
---------------------------------------------------------------------------------------------------------------------------------
 2801  2 Art
---------------------------------------------------------------------------------------------------------------------------------
 2804  5 Mirror
---------------------------------------------------------------------------------------------------------------------------------
 2855  1 Plant/planter
---------------------------------------------------------------------------------------------------------------------------------
 2951    TV/Swivel
---------------------------------------------------------------------------------------------------------------------------------
 3201  2 Mattress/Boxspring
---------------------------------------------------------------------------------------------------------------------------------
 3203  2 Bed frame
---------------------------------------------------------------------------------------------------------------------------------
 3301  2 Drapery Fabrication
---------------------------------------------------------------------------------------------------------------------------------
 3302  3 Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
 3305  3 Cornice Fabric
---------------------------------------------------------------------------------------------------------------------------------
 3313  1 Coverlet Labor
---------------------------------------------------------------------------------------------------------------------------------
 3317  2 Dust Ruffle
---------------------------------------------------------------------------------------------------------------------------------
 3318  1 Dust Ruffle fabric
---------------------------------------------------------------------------------------------------------------------------------
 3319  1 Sham fabrication
---------------------------------------------------------------------------------------------------------------------------------
 3319  2 Sham Fabric
---------------------------------------------------------------------------------------------------------------------------------
 3401  1 Sofa (parlor) - 85"
---------------------------------------------------------------------------------------------------------------------------------
 3404  1 Sofa Fabric (parlor)
---------------------------------------------------------------------------------------------------------------------------------
 3416  1 Ottoman
---------------------------------------------------------------------------------------------------------------------------------
 3418  1 Ottoman Fabric
---------------------------------------------------------------------------------------------------------------------------------
 3421  1 Lounge Chair
---------------------------------------------------------------------------------------------------------------------------------
 3421  3 Lounge Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
 3422  1 Lounge Chair
---------------------------------------------------------------------------------------------------------------------------------
 3422  3 Lounge Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
 3510  1 Nightstand
---------------------------------------------------------------------------------------------------------------------------------
 3510  2 Nightstand Cartoning
---------------------------------------------------------------------------------------------------------------------------------
 3511  1 End Table
---------------------------------------------------------------------------------------------------------------------------------
 3511  2 Side Table
---------------------------------------------------------------------------------------------------------------------------------
 3530  3 Entertainment Center
---------------------------------------------------------------------------------------------------------------------------------
 3533  6 Dresser
---------------------------------------------------------------------------------------------------------------------------------
 3536  1 Canopy Bed
---------------------------------------------------------------------------------------------------------------------------------
 3670    In-room Safes
---------------------------------------------------------------------------------------------------------------------------------
 3671    Mini-bar
---------------------------------------------------------------------------------------------------------------------------------
 3701  1 Floor Lamp
---------------------------------------------------------------------------------------------------------------------------------
 3701  5 Torchier
---------------------------------------------------------------------------------------------------------------------------------
 3702  1 Bedside lamps
---------------------------------------------------------------------------------------------------------------------------------
 3703  3 Table Lamp
---------------------------------------------------------------------------------------------------------------------------------
 3705  1 Dresser Lamp
---------------------------------------------------------------------------------------------------------------------------------
 3801  2 Art
---------------------------------------------------------------------------------------------------------------------------------
 3804    Mirror
---------------------------------------------------------------------------------------------------------------------------------
 3804  4 Mirror
---------------------------------------------------------------------------------------------------------------------------------
 3951    TV/Swivel
---------------------------------------------------------------------------------------------------------------------------------
 3952    Radio
=================================================================================================================================
TOTAL E:SP01                                                                                                $0.00        $0.00

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Remaining     Warranty
Name                                                 Third 10%       Budget        Period     Remarks
---------------------------------------------------------------------------------------------------------------------------------
E:SP01 Presidential Suite
       A Bedspread Fabric                                          $   214.23
---------------------------------------------------------------------------------------------------------------------------------
       B Shutters                                                  $ 7,988.66
---------------------------------------------------------------------------------------------------------------------------------
       C Accessories                                               $ 1,190.17
---------------------------------------------------------------------------------------------------------------------------------
 2301  2 Drapery Fabrication                                       $ 4,463.14
---------------------------------------------------------------------------------------------------------------------------------
 2302  3 Drapery Fabric                                            $ 1,084.54
---------------------------------------------------------------------------------------------------------------------------------
 2401  5 Sofa (parlor) - 85"                                       $   937.26
---------------------------------------------------------------------------------------------------------------------------------
 2402  1 Sofa Fabric (parlor)                                      $   236.84
---------------------------------------------------------------------------------------------------------------------------------
 2402  9 Sofa Trim                                                 $ 1,138.10
---------------------------------------------------------------------------------------------------------------------------------
 2403  1 Pillows                                                   $   148.77
---------------------------------------------------------------------------------------------------------------------------------
 2406  1 Pillows fabric                                            $   104.14
---------------------------------------------------------------------------------------------------------------------------------
 2421  3 Lounge Chair                                              $   740.88
---------------------------------------------------------------------------------------------------------------------------------
 2421  4 Lounge Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
 2421  5 Lounge Chair Fabric                                       $    88.82
---------------------------------------------------------------------------------------------------------------------------------
 2427  6 Dining Chair Arm                                          $ 5,010.61
---------------------------------------------------------------------------------------------------------------------------------
 2427  7 Dining Chair Arm Cartoning
---------------------------------------------------------------------------------------------------------------------------------
 2428  6 Dining Chair Arm Fabric                                   $ 2,082.80
---------------------------------------------------------------------------------------------------------------------------------
 2428  A Dining Chair Arm Fabric Fire Retardant
---------------------------------------------------------------------------------------------------------------------------------
 2509  5 Coffee Table Square                                       $ 1,152.98
---------------------------------------------------------------------------------------------------------------------------------
 2509  6 Coffee Table Square Glass Top
---------------------------------------------------------------------------------------------------------------------------------
 2511  1 End Table                                                 $   156.21
---------------------------------------------------------------------------------------------------------------------------------
 2513  6 Console                                                   $ 1,234.80
---------------------------------------------------------------------------------------------------------------------------------
 2513  6 Console Glass Top
---------------------------------------------------------------------------------------------------------------------------------
 2515  6 Dining Table Base
---------------------------------------------------------------------------------------------------------------------------------
 2515  9 Dining Table Top                                          $   900.07
---------------------------------------------------------------------------------------------------------------------------------
 2522  2 Entertainment Center                                      $ 5,459.90
---------------------------------------------------------------------------------------------------------------------------------
 2701  4 Floor Lamp                                                $   446.31
---------------------------------------------------------------------------------------------------------------------------------
 2708  1 Console Lamp (parlor)                                     $   446.31
---------------------------------------------------------------------------------------------------------------------------------
 2801  2 Art                                                       $ 4,463.14
---------------------------------------------------------------------------------------------------------------------------------
 2804  5 Mirror                                                    $   520.70
---------------------------------------------------------------------------------------------------------------------------------
 2855  1 Plant/planter                                             $   743.86
---------------------------------------------------------------------------------------------------------------------------------
 2951    TV/Swivel                                                 $    44.63
---------------------------------------------------------------------------------------------------------------------------------
 3201  2 Mattress/Boxspring                                        $   456.73
---------------------------------------------------------------------------------------------------------------------------------
 3203  2 Bed frame                                                 $    58.02
---------------------------------------------------------------------------------------------------------------------------------
 3301  2 Drapery Fabrication                                       $   967.01
---------------------------------------------------------------------------------------------------------------------------------
 3302  3 Drapery Fabric                                            $   361.51
---------------------------------------------------------------------------------------------------------------------------------
 3305  3 Cornice Fabric                                            $   100.42
---------------------------------------------------------------------------------------------------------------------------------
 3313  1 Coverlet Labor                                            $    74.39
---------------------------------------------------------------------------------------------------------------------------------
 3317  2 Dust Ruffle                                               $    41.66
---------------------------------------------------------------------------------------------------------------------------------
 3318  1 Dust Ruffle fabric                                        $    61.59
---------------------------------------------------------------------------------------------------------------------------------
 3319  1 Sham fabrication                                          $    74.39
---------------------------------------------------------------------------------------------------------------------------------
 3319  2 Sham Fabric                                               $    71.41
---------------------------------------------------------------------------------------------------------------------------------
 3401  1 Sofa (parlor) - 85"                                       $ 2,618.37
---------------------------------------------------------------------------------------------------------------------------------
 3404  1 Sofa Fabric (parlor)                                      $ 1,657.61
---------------------------------------------------------------------------------------------------------------------------------
 3416  1 Ottoman                                                   $   163.65
---------------------------------------------------------------------------------------------------------------------------------
 3418  1 Ottoman Fabric                                            $    93.73
---------------------------------------------------------------------------------------------------------------------------------
 3421  1 Lounge Chair                                              $   260.35
---------------------------------------------------------------------------------------------------------------------------------
 3421  3 Lounge Chair Fabric                                       $   208.28
---------------------------------------------------------------------------------------------------------------------------------
 3422  1 Lounge Chair                                              $ 1,704.92
---------------------------------------------------------------------------------------------------------------------------------
 3422  3 Lounge Chair Fabric                                       $ 1,041.40
---------------------------------------------------------------------------------------------------------------------------------
 3510  1 Nightstand                                                $ 1,338.94
---------------------------------------------------------------------------------------------------------------------------------
 3510  2 Nightstand Cartoning
---------------------------------------------------------------------------------------------------------------------------------
 3511  1 End Table
---------------------------------------------------------------------------------------------------------------------------------
 3511  2 Side Table                                                $ 1,041.40
---------------------------------------------------------------------------------------------------------------------------------
 3530  3 Entertainment Center                                      $ 3,763.91
---------------------------------------------------------------------------------------------------------------------------------
 3533  6 Dresser                                                   $ 1,599.29
---------------------------------------------------------------------------------------------------------------------------------
 3536  1 Canopy Bed                                                $ 1,263.07
---------------------------------------------------------------------------------------------------------------------------------
 3670    In-room Safes
---------------------------------------------------------------------------------------------------------------------------------
 3671    Mini-bar                                                  $   557.89
---------------------------------------------------------------------------------------------------------------------------------
 3701  1 Floor Lamp                                                $   145.05
---------------------------------------------------------------------------------------------------------------------------------
 3701  5 Torchier                                                  $   519.21
---------------------------------------------------------------------------------------------------------------------------------
 3702  1 Bedside lamps                                             $   520.70
---------------------------------------------------------------------------------------------------------------------------------
 3703  3 Table Lamp                                                $   278.95
---------------------------------------------------------------------------------------------------------------------------------
 3705  1 Dresser Lamp                                              $   230.60
---------------------------------------------------------------------------------------------------------------------------------
 3801  2 Art
---------------------------------------------------------------------------------------------------------------------------------
 3804    Mirror                                                    $   267.79
---------------------------------------------------------------------------------------------------------------------------------
 3804  4 Mirror
---------------------------------------------------------------------------------------------------------------------------------
 3951    TV/Swivel
---------------------------------------------------------------------------------------------------------------------------------
 3952    Radio
=================================================================================================================================
TOTAL E:SP01                                             $0.00     $62,540.08

Project: Wyndham Old San Juan
-------------------------------------------------------------------------------
FF&E Detail Budget

---------------------------------------------------------------------------------------------------------------------------------

Name                                                  Quantity    Unit Cost       Total                 Vendor
---------------------------------------------------------------------------------------------------------------------------------
    E:SP02 Concierge Lounge
---------------------------------------------------------------------------------------------------------------------------------
           A  Desk Chair                                 1.0 ea   $   344.50   $      344.50
---------------------------------------------------------------------------------------------------------------------------------
           B  Desk Chair Fabric                          2.0 ly   $    20.67   $       41.34
---------------------------------------------------------------------------------------------------------------------------------
           C  Pull Up Chair                              2.0 ea   $   413.40   $      826.80
---------------------------------------------------------------------------------------------------------------------------------
           D  Pull Up Chair Fabric                      10.0 ly   $    34.45   $      344.50
---------------------------------------------------------------------------------------------------------------------------------
           E  Loveseat (parlor) - 61"                    2.0 ea   $   757.90   $    1,515.80
---------------------------------------------------------------------------------------------------------------------------------
           F  Loveseat Fabric (parlor)                  40.0 ly   $    48.23   $    1,929,20
---------------------------------------------------------------------------------------------------------------------------------
           G  Accessories                                1.0 ea   $   689.00   $      689.00
---------------------------------------------------------------------------------------------------------------------------------
           H  Plant/planter                              3.0 ea   $   206.70   $      620.10
---------------------------------------------------------------------------------------------------------------------------------
     5060     TV                                         1.0 ea   $   689.00   $      689.00
---------------------------------------------------------------------------------------------------------------------------------
     5061     Dishwasher                                 1.0 ea   $   482.30   $      482.30
---------------------------------------------------------------------------------------------------------------------------------
     5062     Small commercial icemaker                  1.0 ea   $ 2,067.00   $    2,067.00
---------------------------------------------------------------------------------------------------------------------------------
     5063     Microwave Oven                             1.0 ea   $   344.50   $      344.50
---------------------------------------------------------------------------------------------------------------------------------
     5054     Double Door Refrigerator/freezer           1.0 ea   $ 6,201.01   $    6,201.01
---------------------------------------------------------------------------------------------------------------------------------
     5301  1  Shutters                                   4.0 ea   $   689.00   $    2,756.00
---------------------------------------------------------------------------------------------------------------------------------
     5301  2  Drapery Fabrication
---------------------------------------------------------------------------------------------------------------------------------
     5302  9  Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
     5401  2  Sofa (parlor) - 85"                        2.0 ea   $   895.70   $    1,791.40
---------------------------------------------------------------------------------------------------------------------------------
     5401  5  Sofa Fabric (parlor)                      45.0 ly   $    48.23   $    2,170.35
---------------------------------------------------------------------------------------------------------------------------------
     5421     Lounge Chair (Parlor)                      4.0 ea   $   482.30   $    1,929.20
---------------------------------------------------------------------------------------------------------------------------------
     5421  2  Lounge Chair Fabric (parlor)              16.0 ly   $    34.45   $      551.20
---------------------------------------------------------------------------------------------------------------------------------
     5421  3  Lounge Chair (Parlor)                      2.0 ea   $   482.30   $      964.60
---------------------------------------------------------------------------------------------------------------------------------
     5421  5  Lounge Chair Fabric (parlor)              10.0 ly   $    34.45   $      344.50
---------------------------------------------------------------------------------------------------------------------------------
     5421  6  Lounge Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5421  A  Lounge Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5427  6  Dining Chair w/o Arm  (parlor)            12.0 ea   $   413.40   $    4,960.81
---------------------------------------------------------------------------------------------------------------------------------
     5428     Dining Chair w/o arm fabric (parlor)      12.0 ea   $    34.45   $      413.40
---------------------------------------------------------------------------------------------------------------------------------
     5502  5  Desk                                       1.0 ea   $   895.70   $      895.70
---------------------------------------------------------------------------------------------------------------------------------
     5502  6  Desk Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5508  1  Coffee Table                               1.0 ea   $   757.90   $      757.90
---------------------------------------------------------------------------------------------------------------------------------
     5508  2  Coffee Table Glass Top
---------------------------------------------------------------------------------------------------------------------------------
     5509  5  Coffee Table                               1.0 ea   $   826.80   $      826.80
---------------------------------------------------------------------------------------------------------------------------------
     5509  6  Coffee Table Glass Top
---------------------------------------------------------------------------------------------------------------------------------
     5511  1  End Table (parlor)                         3.0 ea   $   620.10   $    1,860.30
---------------------------------------------------------------------------------------------------------------------------------
     5511  2  End Table Glass Top
---------------------------------------------------------------------------------------------------------------------------------
     5512     Side Table                                 2.0 ea   $   620.10   $    1,240.20
---------------------------------------------------------------------------------------------------------------------------------
     5512  7  Side Table Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5513  6  Console (parlor)                           1.0 ea   $   689.00   $      689.00
---------------------------------------------------------------------------------------------------------------------------------
     5514  6  Sofa Table                                 1.0 ea   $   620.10   $      620.10
---------------------------------------------------------------------------------------------------------------------------------
     5515     Dining Table Top                           3.0 ea   $   254.93   $      764.79
---------------------------------------------------------------------------------------------------------------------------------
     5515  1  Dining Table Top Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5515  7  Dining Table Top Cartoning                 3.0 ea   $   344.50   $    1,033.50
---------------------------------------------------------------------------------------------------------------------------------
     5522  1  Entertainment Center                       1.0 ea   $ 2,067.00   $    2,067.00
---------------------------------------------------------------------------------------------------------------------------------
     5701     Torcheir                                   2.0 ea   $   275.60   $      551.20
---------------------------------------------------------------------------------------------------------------------------------
     5703     End Table Lamp (parlor)                    2.0 ea   $   172.25   $      344.50
---------------------------------------------------------------------------------------------------------------------------------
     5703  A  End Table Lamp (parlor)                    3.0 ea   $   158.47   $      475.41
---------------------------------------------------------------------------------------------------------------------------------
     5704     Desk Lamp                                  1.0 ea   $   172.25   $      172.25
---------------------------------------------------------------------------------------------------------------------------------
     5708     Console Lamp (parlor)                      2.0 ea   $   137.80   $      275.60
---------------------------------------------------------------------------------------------------------------------------------
     5801     Art                                        1.0 ea   $ 1,102.40   $    1,102.40
---------------------------------------------------------------------------------------------------------------------------------
     5804     Mirror (buffet)                            1.0 ea   $   103.35   $      103.35
---------------------------------------------------------------------------------------------------------------------------------
     5804  A  Mirror (bath)                              1.0 ea   $   117.13   $      117.13
=================================================================================================================================
    TOTAL E:SP02                                                  $45,873.68   $   45,873.68
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
GUEST SPACE SUBTOTAL                                              $ 7,059.74   $1,694,337.34
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Item       Item
Name                                                 PO# / Invoice   PO Issued   Shipped    Installed   First 45%   Second 45%
---------------------------------------------------------------------------------------------------------------------------------
    E:SP02 Concierge Lounge
---------------------------------------------------------------------------------------------------------------------------------
           A  Desk Chair
---------------------------------------------------------------------------------------------------------------------------------
           B  Desk Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
           C  Pull Up Chair
---------------------------------------------------------------------------------------------------------------------------------
           D  Pull Up Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
           E  Loveseat (parlor) - 61"
---------------------------------------------------------------------------------------------------------------------------------
           F  Loveseat Fabric (parlor)
---------------------------------------------------------------------------------------------------------------------------------
           G  Accessories
---------------------------------------------------------------------------------------------------------------------------------
           H  Plant/planter
---------------------------------------------------------------------------------------------------------------------------------
     5060     TV
---------------------------------------------------------------------------------------------------------------------------------
     5061     Dishwasher
---------------------------------------------------------------------------------------------------------------------------------
     5062     Small commercial icemaker
---------------------------------------------------------------------------------------------------------------------------------
     5063     Microwave Oven
---------------------------------------------------------------------------------------------------------------------------------
     5064     Double Door Refrigerator/freezer
---------------------------------------------------------------------------------------------------------------------------------
     5301  1  Shutters
---------------------------------------------------------------------------------------------------------------------------------
     5301  2  Drapery Fabrication
---------------------------------------------------------------------------------------------------------------------------------
     5302  9  Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
     5401  2  Sofa (parlor) - 85"
---------------------------------------------------------------------------------------------------------------------------------
     5401  5  Sofa Fabric (parlor)
---------------------------------------------------------------------------------------------------------------------------------
     5421     Lounge Chair (Parlor)
---------------------------------------------------------------------------------------------------------------------------------
     5421  2  Lounge Chair Fabric (parlor)
---------------------------------------------------------------------------------------------------------------------------------
     5421  3  Lounge Chair (Parlor)
---------------------------------------------------------------------------------------------------------------------------------
     5421  5  Lounge Chair Fabric (parlor)
---------------------------------------------------------------------------------------------------------------------------------
     5421  6  Lounge Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5421  A  Lounge Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5427  6  Dining Chair w/o Arm
---------------------------------------------------------------------------------------------------------------------------------
     5428     Dining Chair w/o arm fabric (par)
---------------------------------------------------------------------------------------------------------------------------------
     5502  5  Desk
---------------------------------------------------------------------------------------------------------------------------------
     5502  6  Desk Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5508  1  Coffee Table
---------------------------------------------------------------------------------------------------------------------------------
     5508  2  Coffee Table Glass Top
---------------------------------------------------------------------------------------------------------------------------------
     5509  5  Coffee Table
---------------------------------------------------------------------------------------------------------------------------------
     5509  6  Coffee Table Glass Top
---------------------------------------------------------------------------------------------------------------------------------
     5511  1  End Table (parlor)
---------------------------------------------------------------------------------------------------------------------------------
     5511  2  End Table Glass Top
---------------------------------------------------------------------------------------------------------------------------------
     5512     Side Table
---------------------------------------------------------------------------------------------------------------------------------
     5512  7  Side Table Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5513  6  Console (parlor)
---------------------------------------------------------------------------------------------------------------------------------
     5514  6  Sofa Table
---------------------------------------------------------------------------------------------------------------------------------
     5515     Dining Table Top
---------------------------------------------------------------------------------------------------------------------------------
     5515  1  Dining Table Top Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5515  7  Dining Table Top Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5522  1  Entertainment Center
---------------------------------------------------------------------------------------------------------------------------------
     5701     Torcheir
---------------------------------------------------------------------------------------------------------------------------------
     5703     End Table Lamp (parlor)
---------------------------------------------------------------------------------------------------------------------------------
     5703  A  End Table Lamp (parlor)
---------------------------------------------------------------------------------------------------------------------------------
     5704     Desk Lamp
---------------------------------------------------------------------------------------------------------------------------------
     5708     Console Lamp (parlor)
---------------------------------------------------------------------------------------------------------------------------------
     5801     Art
---------------------------------------------------------------------------------------------------------------------------------
     5804     Mirror (buffet)
---------------------------------------------------------------------------------------------------------------------------------
     5804  A  Mirror (bath)
=================================================================================================================================
    TOTAL E:SP02                                                                                        $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
GUEST SPACE SUBTOTAL                                                                                    $9,031.96   $9,031.96
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                                    Remaining     Warranty
Name                                                 Third 10%       Budget        Period     Remarks
---------------------------------------------------------------------------------------------------------------------------------
    E:SP02 Concierge Lounge
---------------------------------------------------------------------------------------------------------------------------------
           A  Desk Chair                                          $      344.50
---------------------------------------------------------------------------------------------------------------------------------
           B  Desk Chair Fabric                                   $       41.34
---------------------------------------------------------------------------------------------------------------------------------
           C  Pull Up Chair                                       $      826.80
---------------------------------------------------------------------------------------------------------------------------------
           D  Pull Up Chair Fabric                                $      344.50
---------------------------------------------------------------------------------------------------------------------------------
           E  Loveseat (parlor) - 61"                             $    1,515.80
---------------------------------------------------------------------------------------------------------------------------------
           F  Loveseat Fabric (parlor)                            $    1,929,20
---------------------------------------------------------------------------------------------------------------------------------
           G  Accessories                                         $      689.00
---------------------------------------------------------------------------------------------------------------------------------
           H  Plant/planter                                       $      620.10
---------------------------------------------------------------------------------------------------------------------------------
     5060     TV                                                  $      689.00
---------------------------------------------------------------------------------------------------------------------------------
     5061     Dishwasher                                          $      482.30
---------------------------------------------------------------------------------------------------------------------------------
     5062     Small commercial icemaker                           $    2,067.00
---------------------------------------------------------------------------------------------------------------------------------
     5063     Microwave Oven                                      $      344.50
---------------------------------------------------------------------------------------------------------------------------------
     5064     Double Door Refrigerator/freezer                    $    6,201.01
---------------------------------------------------------------------------------------------------------------------------------
     5301  1  Shutters                                            $    2,756.00
---------------------------------------------------------------------------------------------------------------------------------
     5301  2  Drapery Fabrication
---------------------------------------------------------------------------------------------------------------------------------
     5302  9  Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
     5401  2  Sofa (parlor) - 85"                                 $    1,791.40
---------------------------------------------------------------------------------------------------------------------------------
     5401  5  Sofa Fabric (parlor)                                $    2,170.35
---------------------------------------------------------------------------------------------------------------------------------
     5421     Lounge Chair (Parlor)                               $    1,929.20
---------------------------------------------------------------------------------------------------------------------------------
     5421  2  Lounge Chair Fabric (parlor)                        $      551.20
---------------------------------------------------------------------------------------------------------------------------------
     5421  3  Lounge Chair (Parlor)                               $      964.60
---------------------------------------------------------------------------------------------------------------------------------
     5421  5  Lounge Chair Fabric (parlor)                        $      344.50
---------------------------------------------------------------------------------------------------------------------------------
     5421  6  Lounge Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5421  A  Lounge Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5427  6  Dining Chair w/o Arm                                $    4,960.81
---------------------------------------------------------------------------------------------------------------------------------
     5428     Dining Chair w/o arm fabric (par)                   $      413.40
---------------------------------------------------------------------------------------------------------------------------------
     5502  5  Desk                                                $      895.70
---------------------------------------------------------------------------------------------------------------------------------
     5502  6  Desk Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5508  1  Coffee Table                                        $      757.90
---------------------------------------------------------------------------------------------------------------------------------
     5508  2  Coffee Table Glass Top
---------------------------------------------------------------------------------------------------------------------------------
     5509  5  Coffee Table                                        $      826.80
---------------------------------------------------------------------------------------------------------------------------------
     5509  6  Coffee Table Glass Top
---------------------------------------------------------------------------------------------------------------------------------
     5511  1  End Table (parlor)                                  $    1,860.30
---------------------------------------------------------------------------------------------------------------------------------
     5511  2  End Table Glass Top
---------------------------------------------------------------------------------------------------------------------------------
     5512     Side Table                                          $    1,240.20
---------------------------------------------------------------------------------------------------------------------------------
     5512  7  Side Table Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5513  6  Console (parlor)                                    $      689.00
---------------------------------------------------------------------------------------------------------------------------------
     5514  6  Sofa Table                                          $      620.10
---------------------------------------------------------------------------------------------------------------------------------
     5515     Dining Table Top                                    $      764.79
---------------------------------------------------------------------------------------------------------------------------------
     5515  1  Dining Table Top Cartoning
---------------------------------------------------------------------------------------------------------------------------------
     5515  7  Dining Table Top Cartoning                          $    1,033.50
---------------------------------------------------------------------------------------------------------------------------------
     5522  1  Entertainment Center                                $    2,067.00
---------------------------------------------------------------------------------------------------------------------------------
     5701     Torcheir                                            $      551.20
---------------------------------------------------------------------------------------------------------------------------------
     5703     End Table Lamp (parlor)                             $      344.50
---------------------------------------------------------------------------------------------------------------------------------
     5703  A  End Table Lamp (parlor)                             $      475.41
---------------------------------------------------------------------------------------------------------------------------------
     5704     Desk Lamp                                           $      172.25
---------------------------------------------------------------------------------------------------------------------------------
     5708     Console Lamp (parlor)                               $      275.60
---------------------------------------------------------------------------------------------------------------------------------
     5801     Art                                                 $    1,102.40
---------------------------------------------------------------------------------------------------------------------------------
     5804     Mirror (buffet)                                     $      103.35
---------------------------------------------------------------------------------------------------------------------------------
     5804  A  Mirror (bath)                                       $      117.13
=================================================================================================================================
    TOTAL E:SP02                                     $    0.00    $   45,873.68
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
GUEST SPACE SUBTOTAL                                 $2,007.10    $1,694,266.32
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

Project: Wyndham Old San Juan
-------------------------------------------------------------------------------
FF&E Detail Budget

---------------------------------------------------------------------------------------------------------------------------------

Name                                                  Quantity    Unit Cost       Total                 Vendor
---------------------------------------------------------------------------------------------------------------------------------
PUBLIC SPACE FF&E
---------------------------------------------------------------------------------------------------------------------------------
    H:LA01 Lobby (PLA)
---------------------------------------------------------------------------------------------------------------------------------
    19105     Area Rugs                                  2.0 ea   $ 5,623.55   $   11,247.10
---------------------------------------------------------------------------------------------------------------------------------
    19105  A  Area Rug Pad                              30.0 ea   $     3.33   $       99.97
---------------------------------------------------------------------------------------------------------------------------------
    19421     Lounge Chair                               8.0 ea   $   543.01   $    4,344.12
---------------------------------------------------------------------------------------------------------------------------------
    19421  1  Lounge Chair Fabric                       62.0 ly   $    74.39   $    4,611.91
---------------------------------------------------------------------------------------------------------------------------------
    19421  2  Lounge Chair Fabric Flameproofing         62.0 ly   $     2.60   $      161.42
---------------------------------------------------------------------------------------------------------------------------------
    19425     Side Chairs                                4.0 ea   $ 1,382.78   $    5,531.13
---------------------------------------------------------------------------------------------------------------------------------
    19425     Side Chair Fabric                         16.0 ly   $   168.11   $    2,689.78
---------------------------------------------------------------------------------------------------------------------------------
    19425  2  Side Chair Fabric Flameproofing           16.0 ly   $     3.79   $       60.70
---------------------------------------------------------------------------------------------------------------------------------
    19425  A  Side Chair Cartoning                       4.0 ea   $    93.73   $      374.90
---------------------------------------------------------------------------------------------------------------------------------
    19509     Coffee Tables                              2.0 ea   $ 2,231.57   $    4,463.14
---------------------------------------------------------------------------------------------------------------------------------
    19509  1  Coffee Tables Glass Tops                  68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
    19511     End Tables                                 4.0 ea   $   148.22   $      592.88
---------------------------------------------------------------------------------------------------------------------------------
    19511  1  End Tables Cartoning                       4.0 ea   $    56.53   $      226.13
---------------------------------------------------------------------------------------------------------------------------------
    19512     Side Tables                                2.0 ea   $   743.86   $    1,487.71
---------------------------------------------------------------------------------------------------------------------------------
    19512  A  Side Table Cartoning                      68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
    19517     Focal Table Top                            1.0 ea   $   758.57   $      758.57
---------------------------------------------------------------------------------------------------------------------------------
    19517  1  Focal Table Base                           1.0 ea   $   119.02   $      119.02
---------------------------------------------------------------------------------------------------------------------------------
    19517  2  Focal Table Cartoning                      1.0 ea   $   358.49   $      358.49
---------------------------------------------------------------------------------------------------------------------------------
    19535     Console                                    1.0 ea   $ 2,668.57   $    2,668.57
---------------------------------------------------------------------------------------------------------------------------------
    19535  1  Console Cartoning                          1.0 ea   $   124.97   $      124.97
---------------------------------------------------------------------------------------------------------------------------------
    19703     Table Lamps                                2.0 ea   $   351.84   $      703.69
---------------------------------------------------------------------------------------------------------------------------------
    19708     Candlestick Lamps                          2.0 ea   $   721.54   $    1,443.08
---------------------------------------------------------------------------------------------------------------------------------
    19801     Art ($10,000)                              1.0 lot  $10,413.98   $   10,413.98
---------------------------------------------------------------------------------------------------------------------------------
    19805     Accessories ($3,000)                       1.0 lot  $ 3,124.20   $    3,124.20
---------------------------------------------------------------------------------------------------------------------------------
    19851     Interior Landscape ($10,000)               1.0 lot  $10,413.98   $   10,413.98
---------------------------------------------------------------------------------------------------------------------------------
    19855     Planters ($325)                           10.0 ea   $   338.45   $    3,384.54
=================================================================================================================================
    TOTAL H:LAO1                                                  $69,404.00   $   69,404.00
---------------------------------------------------------------------------------------------------------------------------------
    F:BA01 Casino Bar (PBL1)
---------------------------------------------------------------------------------------------------------------------------------
    20301     Drapery Fabrication                        1.0 ea   $ 9,705.83   $    9,705.83
---------------------------------------------------------------------------------------------------------------------------------
    20301  2  Drapery Fabrication                       68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
    20302     Drapery Fabric                            68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
    20345     Shutters                                  68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
    20345  1  Shutters                                  68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
    20401     Sofa                                       2.0 ea   $ 1,309.19   $     2,618.37
---------------------------------------------------------------------------------------------------------------------------------
    20402     Sofa Fabric                               40.0 ly   $    74.39   $     2,975.42
---------------------------------------------------------------------------------------------------------------------------------
    20402  1  Sofa Fabric Flameproofing                 40.0 ly   $     2.60   $       104.14
---------------------------------------------------------------------------------------------------------------------------------
    20402  A  Sofa Trim Fabric                          18.0 ly   $    62.48   $     1,124.71
---------------------------------------------------------------------------------------------------------------------------------
    20421     Lounge Chair                               4.0 ea   $   862.87   $     3,451.49
---------------------------------------------------------------------------------------------------------------------------------
    20421  1  Lounge Chair Fabric                       18.0 ly   $   168.11   $     3,026.01
---------------------------------------------------------------------------------------------------------------------------------
    20421  2  Lounge Chair Fabric Flameproofing         18.0 ly   $     3.79   $        68.29
---------------------------------------------------------------------------------------------------------------------------------
    20422     Small Lounge Chairs                       15.0 ea   $   572.77   $     8,591.54
---------------------------------------------------------------------------------------------------------------------------------
    20422  1  Small Lounge Chair Fabric                 68.0 ly   $    38.61   $     2,625.22
---------------------------------------------------------------------------------------------------------------------------------
    20423     Side Chairs                               38.0 ea   $   572.77   $    21,765.23
---------------------------------------------------------------------------------------------------------------------------------
    20423  1  Side Chair Fabric                        152.0 ly   $    40.09   $     6,094.26
---------------------------------------------------------------------------------------------------------------------------------
    20433     Bar Stool                                 21.0 ea   $   505.82   $    10,622.26
---------------------------------------------------------------------------------------------------------------------------------
    20433  1  Bar Stool Leather                        567.0 sf   $     8.26   $     4,681.61
---------------------------------------------------------------------------------------------------------------------------------
    20508     cocktail Tables 30" round                  4.0 ea   $   565.33   $     2,261.32
---------------------------------------------------------------------------------------------------------------------------------
    20508  1  Cocktail table base                        4.0 ea   $   103.74   $       414.95
---------------------------------------------------------------------------------------------------------------------------------
    20508  2  Cocktail Tables 42" round                  1.0 ea   $   929.82   $       929.82
---------------------------------------------------------------------------------------------------------------------------------
    20508  3  Cocktail Tables Square                     4.0 ea   $   682.86   $     2,731.44
---------------------------------------------------------------------------------------------------------------------------------
    20508  4  cocktail Table base                        5.0 ea   $   150.39   $       751.96
---------------------------------------------------------------------------------------------------------------------------------
    20508  5  Cocktail Tables High                       3.0 ea   $   592.11   $     1,776.33
---------------------------------------------------------------------------------------------------------------------------------
    20508  6  Cocktail table base                        3.0 ea   $   102.35   $       307.06
---------------------------------------------------------------------------------------------------------------------------------
    20509     Coffee Table                               2.0 ea   $ 1,779.24   $     3,558.49
---------------------------------------------------------------------------------------------------------------------------------
    20509  1  Coffee Table Glass Top                     2.0 ea   $   511.03   $     1,022.06
---------------------------------------------------------------------------------------------------------------------------------
    20509  2  Coffee Table & Top Cartoning               2.0 ea   $     0.00   $         0.00
---------------------------------------------------------------------------------------------------------------------------------
    20512     Side Tables                                6.0 ea   $ 1,517.47   $     9,104.80
---------------------------------------------------------------------------------------------------------------------------------
    20512  1  Side Table Crating                        68.0 ly   $
---------------------------------------------------------------------------------------------------------------------------------
    20512  A  Side Table Base                           68.0 ly   $
---------------------------------------------------------------------------------------------------------------------------------
    20512  B  Side Table Base Cartoning                 68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
    20513     Console                                    1.0 ea   $ 2,541.44   $     2,541.44
---------------------------------------------------------------------------------------------------------------------------------
    20514     Sofa Table                                 1.0 ea   $ 1,428.20   $     1,428.20
---------------------------------------------------------------------------------------------------------------------------------
    20708     Candlestick Lamps                          2.0 ea       699.22   $     1,398.45
---------------------------------------------------------------------------------------------------------------------------------
    20708  1  Candlestick Lamps                          2.0 ea   $   654.59   $     1,309.19
---------------------------------------------------------------------------------------------------------------------------------
    20801     Artwork ($5,000)                           1.0 lot  $ 5,206.99   $     5,206.99
---------------------------------------------------------------------------------------------------------------------------------
    20805     Accessories ($3,000)                       1.0 lot  $ 3,124.20   $     3,124.20
---------------------------------------------------------------------------------------------------------------------------------
    20855     Planters ($1,250)                          5.0 ea   $   260.35   $     1,301.75
=================================================================================================================================
    TOTAL F:BA01                                                  $116,622.83      116,622.83
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Item       Item
Name                                                 PO# / Invoice   PO Issued   Shipped    Installed   First 45%   Second 45%
---------------------------------------------------------------------------------------------------------------------------------


    PUBLIC SPACE FF&E
---------------------------------------------------------------------------------------------------------------------------------
    H:LA01 Lobby (PLA)
---------------------------------------------------------------------------------------------------------------------------------
    19105     Area Rugs
---------------------------------------------------------------------------------------------------------------------------------
    19105  A  Area Rug Pad
---------------------------------------------------------------------------------------------------------------------------------
    19421     Lounge Chair
---------------------------------------------------------------------------------------------------------------------------------
    19421  1  Lounge Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
    19421  2  Lounge Chair Fabric Flameproofing
---------------------------------------------------------------------------------------------------------------------------------
    19425     Side Chairs
---------------------------------------------------------------------------------------------------------------------------------
    19425     Side Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
    19425  2  Side Chair Fabric Flameproofing
---------------------------------------------------------------------------------------------------------------------------------
    19425  A  Side Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
    19509     Coffee Tables
---------------------------------------------------------------------------------------------------------------------------------
    19509  1  Coffee Tables Glass Tops
---------------------------------------------------------------------------------------------------------------------------------
    19511     End Tables
---------------------------------------------------------------------------------------------------------------------------------
    19511  1  End Tables Cartoning
---------------------------------------------------------------------------------------------------------------------------------
    19512     Side Tables
---------------------------------------------------------------------------------------------------------------------------------
    19512  A  Side Table Cartoning
---------------------------------------------------------------------------------------------------------------------------------
    19517     Focal Table Top
---------------------------------------------------------------------------------------------------------------------------------
    19517  1  Focal Table Base
---------------------------------------------------------------------------------------------------------------------------------
    19517  2  Focal Table Cartoning
---------------------------------------------------------------------------------------------------------------------------------
    19535     Console
---------------------------------------------------------------------------------------------------------------------------------
    19535  1  Console Cartoning
---------------------------------------------------------------------------------------------------------------------------------
    19703     Table Lamps
---------------------------------------------------------------------------------------------------------------------------------
    19708     Candlestick Lamps
---------------------------------------------------------------------------------------------------------------------------------
    19801     Art ($10,000)
---------------------------------------------------------------------------------------------------------------------------------
    19805     Accessories ($3,000)
---------------------------------------------------------------------------------------------------------------------------------
    19851     Interior Landscape ($10,000)
---------------------------------------------------------------------------------------------------------------------------------
    19855     Planters ($325)
=================================================================================================================================
    TOTAL H:LAO1                                                                                        $0.00       $0.00
 ---------------------------------------------------------------------------------------------------------------------------------
   F:BA01 Casino Bar (PBL1)
---------------------------------------------------------------------------------------------------------------------------------
    20301     Drapery Fabrication
---------------------------------------------------------------------------------------------------------------------------------
    20301  2  Drapery Fabrication
---------------------------------------------------------------------------------------------------------------------------------
    20302     Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
    20345     Shutters
---------------------------------------------------------------------------------------------------------------------------------
    20345  1  Shutters
---------------------------------------------------------------------------------------------------------------------------------
    20401     Sofa
---------------------------------------------------------------------------------------------------------------------------------
    20402     Sofa Fabric
---------------------------------------------------------------------------------------------------------------------------------
    20402  1  Sofa Fabric Flameproofing
---------------------------------------------------------------------------------------------------------------------------------
    20402  A  Sofa Trim Fabric
---------------------------------------------------------------------------------------------------------------------------------
    20421     Lounge Chair
---------------------------------------------------------------------------------------------------------------------------------
    20421  1  Lounge Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
    20421  2  Lounge Chair Fabric Flameproofing
---------------------------------------------------------------------------------------------------------------------------------
    20422     Small Lounge Chairs
---------------------------------------------------------------------------------------------------------------------------------
    20422  1  Small Lounge Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
    20423     Side Chairs
---------------------------------------------------------------------------------------------------------------------------------
    20423  1  Side Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
    20433     Bar Stool
---------------------------------------------------------------------------------------------------------------------------------
    20433  1  Bar Stool Leather
---------------------------------------------------------------------------------------------------------------------------------
    20508     cocktail Tables 30" round
---------------------------------------------------------------------------------------------------------------------------------
    20508  1  Cocktail table base
---------------------------------------------------------------------------------------------------------------------------------
    20508  2  Cocktail Tables 42" round
---------------------------------------------------------------------------------------------------------------------------------
    20508  3  Cocktail Tables Square
---------------------------------------------------------------------------------------------------------------------------------
    20508  4  cocktail Table base
---------------------------------------------------------------------------------------------------------------------------------
    20508  5  Cocktail Tables High
---------------------------------------------------------------------------------------------------------------------------------
    20508  6  Cocktail table base
---------------------------------------------------------------------------------------------------------------------------------
    20509     Coffee Table
---------------------------------------------------------------------------------------------------------------------------------
    20509  1  Coffee Table Glass Top
---------------------------------------------------------------------------------------------------------------------------------
    20509  2  Coffee Table & Top Cartoning
---------------------------------------------------------------------------------------------------------------------------------
    20512     Side Tables
---------------------------------------------------------------------------------------------------------------------------------
    20512  1  Side Table Crating
---------------------------------------------------------------------------------------------------------------------------------
    20512  A  Side Table Base
---------------------------------------------------------------------------------------------------------------------------------
    20512  B  Side Table Base Cartoning
---------------------------------------------------------------------------------------------------------------------------------
    20513     Console
---------------------------------------------------------------------------------------------------------------------------------
    20514     Sofa Table
---------------------------------------------------------------------------------------------------------------------------------
    20708     Candlestick Lamps
---------------------------------------------------------------------------------------------------------------------------------
    20708  1  Candlestick Lamps
---------------------------------------------------------------------------------------------------------------------------------
    20801     Artwork ($5,000)
---------------------------------------------------------------------------------------------------------------------------------
    20805     Accessories ($3,000)
---------------------------------------------------------------------------------------------------------------------------------
    20855     Planters ($1,250)
=================================================================================================================================
    TOTAL F:BA01                                                                                        $0.00       $0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Remaining     Warranty
Name                                                 Third 10%       Budget        Period     Remarks
---------------------------------------------------------------------------------------------------------------------------------
PUBLIC SPACE FF&E
---------------------------------------------------------------------------------------------------------------------------------
    H:LA01 Lobby (PLA)
---------------------------------------------------------------------------------------------------------------------------------
    19105     Area Rugs                                           $   11,247.10
---------------------------------------------------------------------------------------------------------------------------------
    19105  A  Area Rug Pad                                        $       99.97
---------------------------------------------------------------------------------------------------------------------------------
    19421     Lounge Chair                                        $    4,344.12
---------------------------------------------------------------------------------------------------------------------------------
    19421  1  Lounge Chair Fabric                                 $    4,611.91
---------------------------------------------------------------------------------------------------------------------------------
    19421  2  Lounge Chair Fabric Flameproofing                   $      161.42
---------------------------------------------------------------------------------------------------------------------------------
    19425     Side Chairs                                         $    5,531.13
---------------------------------------------------------------------------------------------------------------------------------
    19425     Side Chair Fabric                                   $    2,689.78
---------------------------------------------------------------------------------------------------------------------------------
    19425  2  Side Chair Fabric Flameproofing                     $       60.70
---------------------------------------------------------------------------------------------------------------------------------
    19425  A  Side Chair Cartoning                                $      374.90
---------------------------------------------------------------------------------------------------------------------------------
    19509     Coffee Tables                                       $    4,463.14
---------------------------------------------------------------------------------------------------------------------------------
    19509  1  Coffee Tables Glass Tops
---------------------------------------------------------------------------------------------------------------------------------
    19511     End Tables                                          $      592.88
---------------------------------------------------------------------------------------------------------------------------------
    19511  1  End Tables Cartoning                                $      226.13
---------------------------------------------------------------------------------------------------------------------------------
    19512     Side Tables                                         $    1,487.71
---------------------------------------------------------------------------------------------------------------------------------
    19512  A  Side Table Cartoning
---------------------------------------------------------------------------------------------------------------------------------
    19517     Focal Table Top                                     $      758.57
---------------------------------------------------------------------------------------------------------------------------------
    19517  1  Focal Table Base                                    $      119.02
---------------------------------------------------------------------------------------------------------------------------------
    19517  2  Focal Table Cartoning                               $      358.49
---------------------------------------------------------------------------------------------------------------------------------
    19535     Console                                             $    2,668.57
---------------------------------------------------------------------------------------------------------------------------------
    19535  1  Console Cartoning                                   $      124.97
---------------------------------------------------------------------------------------------------------------------------------
    19703     Table Lamps                                         $      703.69
---------------------------------------------------------------------------------------------------------------------------------
    19708     Candlestick Lamps                                   $    1,443.08
---------------------------------------------------------------------------------------------------------------------------------
    19801     Art ($10,000)                                       $   10,413.98
---------------------------------------------------------------------------------------------------------------------------------
    19805     Accessories ($3,000)                                $    3,124.20
---------------------------------------------------------------------------------------------------------------------------------
    19851     Interior Landscape ($10,000)                        $   10,413.98
---------------------------------------------------------------------------------------------------------------------------------
    19855     Planters ($325)                                     $    3,384.54
=================================================================================================================================
    TOTAL H:LAO1                                    $0.00         $   69,404.00
---------------------------------------------------------------------------------------------------------------------------------
    F:BA01 Casino Bar (PBL1)
---------------------------------------------------------------------------------------------------------------------------------
    20301     Drapery Fabrication                                 $    9,705.83
---------------------------------------------------------------------------------------------------------------------------------
    20301  2  Drapery Fabrication
---------------------------------------------------------------------------------------------------------------------------------
    20302     Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
    20345     Shutters
---------------------------------------------------------------------------------------------------------------------------------
    20345  1  Shutters
---------------------------------------------------------------------------------------------------------------------------------
    20401     Sofa                                                $    2,618.37
---------------------------------------------------------------------------------------------------------------------------------
    20402     Sofa Fabric                                         $    2,975.42
---------------------------------------------------------------------------------------------------------------------------------
    20402  1  Sofa Fabric Flameproofing                           $      104.14
---------------------------------------------------------------------------------------------------------------------------------
    20402  A  Sofa Trim Fabric                                    $    1,124.71
---------------------------------------------------------------------------------------------------------------------------------
    20421     Lounge Chair                                        $    3,451.49
---------------------------------------------------------------------------------------------------------------------------------
    20421  1  Lounge Chair Fabric                                 $    3,026.01
---------------------------------------------------------------------------------------------------------------------------------
    20421  2  Lounge Chair Fabric Flameproofing                   $       68.29
---------------------------------------------------------------------------------------------------------------------------------
    20422     Small Lounge Chairs                                 $    8,591.54
---------------------------------------------------------------------------------------------------------------------------------
    20422  1  Small Lounge Chair Fabric                           $    2,625.22
---------------------------------------------------------------------------------------------------------------------------------
    20423     Side Chairs                                         $   21,765.23
---------------------------------------------------------------------------------------------------------------------------------
    20423  1  Side Chair Fabric                                   $    6,094.26
---------------------------------------------------------------------------------------------------------------------------------
    20433     Bar Stool                                           $   10,622.26
---------------------------------------------------------------------------------------------------------------------------------
    20433  1  Bar Stool Leather                                   $    4,681.61
---------------------------------------------------------------------------------------------------------------------------------
    20508     cocktail Tables 30" round                           $    2,261.32
---------------------------------------------------------------------------------------------------------------------------------
    20508  1  Cocktail table base                                 $      414.95
---------------------------------------------------------------------------------------------------------------------------------
    20508  2  Cocktail Tables 42" round                           $      929.82
---------------------------------------------------------------------------------------------------------------------------------
    20508  3  Cocktail Tables Square                              $    2,731.44
---------------------------------------------------------------------------------------------------------------------------------
    20508  4  cocktail Table base                                 $      751.96
---------------------------------------------------------------------------------------------------------------------------------
    20508  5  Cocktail Tables High                                $    1,776.33
---------------------------------------------------------------------------------------------------------------------------------
    20508  6  Cocktail table base                                 $      307.06
---------------------------------------------------------------------------------------------------------------------------------
    20509     Coffee Table                                        $    3,558.49
---------------------------------------------------------------------------------------------------------------------------------
    20509  1  Coffee Table Glass Top                              $    1,022.06
---------------------------------------------------------------------------------------------------------------------------------
    20509  2  Coffee Table & Top Cartoning                        $        0.00
---------------------------------------------------------------------------------------------------------------------------------
    20512     Side Tables                                         $    9,104.80
---------------------------------------------------------------------------------------------------------------------------------
    20512  1  Side Table Crating
---------------------------------------------------------------------------------------------------------------------------------
    20512  A  Side Table Base
---------------------------------------------------------------------------------------------------------------------------------
    20512  B  Side Table Base Cartoning
---------------------------------------------------------------------------------------------------------------------------------
    20513     Console                                             $    2,541.44
---------------------------------------------------------------------------------------------------------------------------------
    20514     Sofa Table                                          $    1,428.20
---------------------------------------------------------------------------------------------------------------------------------
    20708     Candlestick Lamps                                   $    1,398.45
---------------------------------------------------------------------------------------------------------------------------------
    20708  1  Candlestick Lamps                                   $    1,309.19
---------------------------------------------------------------------------------------------------------------------------------
    20801     Artwork ($5,000)                                    $    5,206.99
---------------------------------------------------------------------------------------------------------------------------------
    20805     Accessories ($3,000)                                $    3,124.20
---------------------------------------------------------------------------------------------------------------------------------
    20855     Planters ($1,250)                                   $    1,301.75
=================================================================================================================================
    TOTAL F:BA01                                    $0.00         $  116,622.83
---------------------------------------------------------------------------------------------------------------------------------

Project: Wyndham Old San Juan
-------------------------------------------------------------------------------
FF&E Detail Budget

---------------------------------------------------------------------------------------------------------------------------------

Name                                                  Quantity    Unit Cost       Total                 Vendor
---------------------------------------------------------------------------------------------------------------------------------
F:BA02 Terrace Bar (PBL2)
---------------------------------------------------------------------------------------------------------------------------------
17105           Area Rug                              1.0 ea       $1,472.83    $1,472.83
---------------------------------------------------------------------------------------------------------------------------------
17105   B       Area Rug pad                         30.0 n/a          $3.33       $99.97
---------------------------------------------------------------------------------------------------------------------------------
17301           Drapery Fabrication                   1.0 n/a      $7,438.56    $7,438.56
---------------------------------------------------------------------------------------------------------------------------------
17302           Drapery Fabric                       68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
17302   A       Drapery Fabric Flameproofing         68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
17321           Throw Pillows                        68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
17322           Throw Pillows Fabric                 68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
17345           Shutters                             68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
17401           Sofa                                  2.0 ea       $1,182.73    $2,365.46
---------------------------------------------------------------------------------------------------------------------------------
17402           Sofa Fabric                          29.0 ly          $32.73      $949.16
---------------------------------------------------------------------------------------------------------------------------------
17421           Lounge Chairs                         7.0 ea         $556.40    $3,894.83
---------------------------------------------------------------------------------------------------------------------------------
17421   1       Lounge Chair Cartoning                7.0 ea          $55.64      $389.48
---------------------------------------------------------------------------------------------------------------------------------
17423           Arm Chairs                            4.0 ea         $580.21    $2,320.83
---------------------------------------------------------------------------------------------------------------------------------
17424           Arm Chair Fabric                      8.0 ly          $44.56      $356.46
---------------------------------------------------------------------------------------------------------------------------------
17424   A       Side Chair Fabric Flameproofing       8.0 ly           $3.79       $30.35
---------------------------------------------------------------------------------------------------------------------------------
17425           Side Chairs                          21.0 ea         $669.47   $14,058.88
---------------------------------------------------------------------------------------------------------------------------------
17426           Side Chair Fabric                    21.0 ly          $38.61      $810.73
---------------------------------------------------------------------------------------------------------------------------------
17433           Bar Stools                            6.0 ea         $431.44    $2,588.62
---------------------------------------------------------------------------------------------------------------------------------
17434           Bar Stool Leather                    81.0 sf           $9.52      $771.23
---------------------------------------------------------------------------------------------------------------------------------
17508           Cocktail Table Tops                   8.0 ea         $714.07    $5,712.58
---------------------------------------------------------------------------------------------------------------------------------
17508   A       Cocktail Table Base                   8.0 ea         $334.74    $2,677.88
---------------------------------------------------------------------------------------------------------------------------------
17509           Side Tables                           2.0 ea       $1,324.06    $2,648.13
---------------------------------------------------------------------------------------------------------------------------------
17512           Square Coffee Table                   2.0 ea         $736.42    $1,472.83
---------------------------------------------------------------------------------------------------------------------------------
17514           Sofa/Focal Table                      1.0 ea       $2,305.95    $2,305.95
---------------------------------------------------------------------------------------------------------------------------------
17801           Accessories ($2,000)                  1.0 lot      $5,206.99    $5,206.99
---------------------------------------------------------------------------------------------------------------------------------
17805           Art ($5,000)                          1.0 lot      $2,082,80    $2,082.80
---------------------------------------------------------------------------------------------------------------------------------
17855           Planters ($2,000)                     8.0 ea         $260.35    $2,082.80
-------------------------------------------------------------------------------------------------------------------------------
TOTAL F:BA02                                                      $61,737.36   $61,737.36
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
F:BA04 TERRACE (PBL3)
---------------------------------------------------------------------------------------------------------------------------------
12450           Outdoor Chair                        50.0 ea         $467.56   $23,377.91
---------------------------------------------------------------------------------------------------------------------------------
12550           Outdoor Table - Round                 6.0 ea         $627.83    $3,766.96
---------------------------------------------------------------------------------------------------------------------------------
12550   A       Outdoor Table - Square                2.0 ea         $543.71    $1,087.43
---------------------------------------------------------------------------------------------------------------------------------
12550   B       Outdoor Table - 2/top                 9.0 ea         $527.44    $4,746.95
---------------------------------------------------------------------------------------------------------------------------------
12550   C       Umbrella                              6.0 ea         $744.12    $4,464.74
---------------------------------------------------------------------------------------------------------------------------------
12550   D       Base                                  6.0 ea         $180.76    $1,084.54
---------------------------------------------------------------------------------------------------------------------------------
12855           Planters ($2,000)                    10.0 ea         $297.54    $2,975.42
-------------------------------------------------------------------------------------------------------------------------------
TOTAL F:BA04                                                      $41,503.97   $41,503.97
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
F:DN01 Restaurant (PRC)
---------------------------------------------------------------------------------------------------------------------------------
15301           Drapery Fabrication                    1.0 lot     $7,438.56    $7,438.56
---------------------------------------------------------------------------------------------------------------------------------
15302           Drapery Fabric                        68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
15345           Shutters                              68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
15427           Chairs                                75.0 ea        $490.94   $36,820.87
---------------------------------------------------------------------------------------------------------------------------------
15428           Chair Fabric                         169.0 ly         $26.70    $4,513.05
---------------------------------------------------------------------------------------------------------------------------------
15435           Bench                                  2.0 ea        $870.01    $1,740.03
---------------------------------------------------------------------------------------------------------------------------------
15436           Bench Fabric                           8.0 ly         $21.42      $171.38
---------------------------------------------------------------------------------------------------------------------------------
15438           Booth                                  4.0 ea      $1,636,48    $6,545.93
---------------------------------------------------------------------------------------------------------------------------------
15438   A       Banquette                              1.0 lot     $2,975.42    $2,975.42
---------------------------------------------------------------------------------------------------------------------------------
15438   B       Booth/Banquette Cartoning              1.0 lot       $743.86      $743.86
---------------------------------------------------------------------------------------------------------------------------------
15439           Banquette Fabric Seat Only            28.0 ly         $17.85      $499.87
---------------------------------------------------------------------------------------------------------------------------------
15439   A       Banquette Fabric Back Only            28.0 ly         $67.32    $1,884.93
---------------------------------------------------------------------------------------------------------------------------------
15515           Tabletops - 2 tops                    16.0 ea        $599.59    $9,593.48
---------------------------------------------------------------------------------------------------------------------------------
15515   A       Tabletops - 4 tops                    11.0 ea        $824.01    $9,064.15
---------------------------------------------------------------------------------------------------------------------------------
15515   B       Tabletops - 60" Round                  2.0 ea      $1,629.54    $3,259.07
---------------------------------------------------------------------------------------------------------------------------------
15515   C       Table Base                            27.0 ea         $89.11    $2,406.08
---------------------------------------------------------------------------------------------------------------------------------
15515   D       Table Base                             2.0 ea        $144.81      $289.63
---------------------------------------------------------------------------------------------------------------------------------
15534           Console                                1.0 ea      $2,677.88    $2,677.88
---------------------------------------------------------------------------------------------------------------------------------
15537           Maitre'd Stand                         1.0 ea      $2,610.93    $2,610.93
---------------------------------------------------------------------------------------------------------------------------------
15801           Art ($8,000)                           1.0 lot     $8,331.19    $8,331.19
---------------------------------------------------------------------------------------------------------------------------------
15805           Accessories ($3,000)                   1.0 lot     $3,124.20    $3,124.20
---------------------------------------------------------------------------------------------------------------------------------
15855           Planters ($2,100)                      6.0 ea        $364.49    $2,186.94
-------------------------------------------------------------------------------------------------------------------------------
TOTAL F:DN01                                                     $106,877.46  $106,877.46
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
G:PF01 Prefunction (PMP1)
---------------------------------------------------------------------------------------------------------------------------------
18401           Sofa                                   1.0 ea      $1,309.19    $1,309.19
---------------------------------------------------------------------------------------------------------------------------------
18402           Sofa Fabric                           20.0 ly         $74.39    $1,487.71
---------------------------------------------------------------------------------------------------------------------------------
18402   A       Sofa Fabric Flameproofing             20.0 ly          $2.60       $52.07
---------------------------------------------------------------------------------------------------------------------------------
18421           Lounge Chair                           2.0 ea        $654.59    $1,309.19
---------------------------------------------------------------------------------------------------------------------------------
18422           Lounge Chair Fabric                   23.0 ly         $39.42      $906.76
---------------------------------------------------------------------------------------------------------------------------------
18422   A       Lounge Chair Fabric Flameproofing     68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
18425           Side Chair                             2.0 ea        $862.87    $1,725.75
---------------------------------------------------------------------------------------------------------------------------------
18426           Side Chair Fabric                      7.0 ly         $38.31      $268.16
---------------------------------------------------------------------------------------------------------------------------------
18435           Bench                                  2.0 ea        $706.66    $1,413.33
---------------------------------------------------------------------------------------------------------------------------------
18436           Bench Fabric                           8.0 ly        $103.40      $827.17
---------------------------------------------------------------------------------------------------------------------------------
18511           End Table                              2.0 ea        $670.01    $1,340.01
---------------------------------------------------------------------------------------------------------------------------------
18511   1       End Table Cartoning                    2.0 ea         $80.34      $160.67
---------------------------------------------------------------------------------------------------------------------------------
18513           Console Top                            1.0 ea        $541.07      $541.07
---------------------------------------------------------------------------------------------------------------------------------
18513   1       Console Top Cartoning                  1.0 ea         $90.75       $90.75
---------------------------------------------------------------------------------------------------------------------------------
18513   A       Console Base                           2.0 ea      $1,529.20    $3,058.41
---------------------------------------------------------------------------------------------------------------------------------
18513   B       Console Base Cartoning                 2.0 ea          $0.00        $0.00
---------------------------------------------------------------------------------------------------------------------------------
18703           End Table Lamp                         2.0 ea        $217.58      $435.16
---------------------------------------------------------------------------------------------------------------------------------
18708           Candlestick Lamp                       2.0 ea        $699.22    $1,398.45
---------------------------------------------------------------------------------------------------------------------------------
18801           Art ($6,000)                           1.0 lot     $6,248.39    $6,248.39
---------------------------------------------------------------------------------------------------------------------------------
18805           Accessories  ($2,000)                  1.0 lot     $2,082.80    $2,082.80
---------------------------------------------------------------------------------------------------------------------------------
18855           Planters ($1,800)                      6.0 ea        $312.42    $1,874.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL G:PF01                                                      $26,529.54   $26,529.54
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Item       Item
Name                                                 PO# / Invoice   PO Issued   Shipped    Installed   First 45%   Second 45%
---------------------------------------------------------------------------------------------------------------------------------
F:BA02 Terrace Bar (PBL2)
---------------------------------------------------------------------------------------------------------------------------------
17105           Area Rug
---------------------------------------------------------------------------------------------------------------------------------
17105   B       Area Rug pad
---------------------------------------------------------------------------------------------------------------------------------
17301           Drapery Fabrication
---------------------------------------------------------------------------------------------------------------------------------
17302           Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
17302   A       Drapery Fabric Flameproofing
---------------------------------------------------------------------------------------------------------------------------------
17321           Throw Pillows
---------------------------------------------------------------------------------------------------------------------------------
17322           Throw Pillows Fabric
---------------------------------------------------------------------------------------------------------------------------------
17345           Shutters
---------------------------------------------------------------------------------------------------------------------------------
17401           Sofa
---------------------------------------------------------------------------------------------------------------------------------
17402           Sofa Fabric
---------------------------------------------------------------------------------------------------------------------------------
17421           Lounge Chairs
---------------------------------------------------------------------------------------------------------------------------------
17421   1       Lounge Chair Cartoning
---------------------------------------------------------------------------------------------------------------------------------
17423           Arm Chairs
---------------------------------------------------------------------------------------------------------------------------------
17424           Arm Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
17424   A       Side Chair Fabric Flameproofing
---------------------------------------------------------------------------------------------------------------------------------
17425           Side Chairs
---------------------------------------------------------------------------------------------------------------------------------
17426           Side Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
17433           Bar Stools
---------------------------------------------------------------------------------------------------------------------------------
17434           Bar Stool Leather
---------------------------------------------------------------------------------------------------------------------------------
17508           Cocktail Table Tops
---------------------------------------------------------------------------------------------------------------------------------
17508   A       Cocktail Table Base
---------------------------------------------------------------------------------------------------------------------------------
17509           Side Tables
---------------------------------------------------------------------------------------------------------------------------------
17514           Sofa/Focal Table
---------------------------------------------------------------------------------------------------------------------------------
17801           Accessories ($2,000)
---------------------------------------------------------------------------------------------------------------------------------
17805           Art ($5,000)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL F:BA02                                                                                            $0.00       $0.00
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
F:BAO4 TERRACE (PBL3)
---------------------------------------------------------------------------------------------------------------------------------
12450           Outdoor Chair
---------------------------------------------------------------------------------------------------------------------------------
12550           Outdoor Table - Round
---------------------------------------------------------------------------------------------------------------------------------
12550   A       Outdoor Table - Square
---------------------------------------------------------------------------------------------------------------------------------
12550   B       Outdoor Table - 2/top
---------------------------------------------------------------------------------------------------------------------------------
12550   C       Umbrella
---------------------------------------------------------------------------------------------------------------------------------
12550   D       Base
---------------------------------------------------------------------------------------------------------------------------------
12855           Planters ($2,000)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL F:BA04                                                                                            $0.00       $0.00
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
F:DN01 Restaurant (PRC)
---------------------------------------------------------------------------------------------------------------------------------
15301           Drapery Fabrication
---------------------------------------------------------------------------------------------------------------------------------
15302           Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
15345           Shutters
---------------------------------------------------------------------------------------------------------------------------------
15427           Chairs
---------------------------------------------------------------------------------------------------------------------------------
15428           Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
15435           Bench
---------------------------------------------------------------------------------------------------------------------------------
15436           Bench Fabric
---------------------------------------------------------------------------------------------------------------------------------
15438           Booth
---------------------------------------------------------------------------------------------------------------------------------
15438   A       Banquette
---------------------------------------------------------------------------------------------------------------------------------
15438   B       Booth/Banquette Cartoning
---------------------------------------------------------------------------------------------------------------------------------
15439           Banquette Fabric Seat Only
---------------------------------------------------------------------------------------------------------------------------------
15439   A       Banquette Fabric Back Only
---------------------------------------------------------------------------------------------------------------------------------
15515           Tabletops - 2 tops
---------------------------------------------------------------------------------------------------------------------------------
15515   A       Tabletops - 4 tops
---------------------------------------------------------------------------------------------------------------------------------
15515   B       Tabletops - 60" Round
---------------------------------------------------------------------------------------------------------------------------------
15515   C       Table Base
---------------------------------------------------------------------------------------------------------------------------------
15515   D       Table Base
---------------------------------------------------------------------------------------------------------------------------------
15534           Console
---------------------------------------------------------------------------------------------------------------------------------
15537           Maitre'd Stand
---------------------------------------------------------------------------------------------------------------------------------
15801           Art ($8,000)
---------------------------------------------------------------------------------------------------------------------------------
15805           Accessories ($3,000)
---------------------------------------------------------------------------------------------------------------------------------
15855           Planters ($2,100)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL F:DN01                                                                                            $0.00       $0.00
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
G:PF01 Prefunction (PMP1)
---------------------------------------------------------------------------------------------------------------------------------
18401           Sofa
---------------------------------------------------------------------------------------------------------------------------------
18402           Sofa Fabric
---------------------------------------------------------------------------------------------------------------------------------
18402   A       Sofa Fabric Flameproofing
---------------------------------------------------------------------------------------------------------------------------------
18421           Lounge Chair
---------------------------------------------------------------------------------------------------------------------------------
18422           Lounge Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
18422   A       Lounge Chair Fabric Flameproofing
---------------------------------------------------------------------------------------------------------------------------------
18425           Side Chair
---------------------------------------------------------------------------------------------------------------------------------
18428           Side Chair Fabric
---------------------------------------------------------------------------------------------------------------------------------
18435           Bench
---------------------------------------------------------------------------------------------------------------------------------
18436           Bench Fabric
---------------------------------------------------------------------------------------------------------------------------------
18511           End Table
---------------------------------------------------------------------------------------------------------------------------------
18511   1       End Table Cartoning
---------------------------------------------------------------------------------------------------------------------------------
18513           Console Top
---------------------------------------------------------------------------------------------------------------------------------
18513   1       Console Top Cartoning
---------------------------------------------------------------------------------------------------------------------------------
18513   A       Console Base
---------------------------------------------------------------------------------------------------------------------------------
18513   B       Console Base Cartoning
---------------------------------------------------------------------------------------------------------------------------------
18703           End Table Lamp
---------------------------------------------------------------------------------------------------------------------------------
18708           Candlestick Lamp
---------------------------------------------------------------------------------------------------------------------------------
18801           Art ($6,000)
---------------------------------------------------------------------------------------------------------------------------------
18805           Accessories ($2,000)
---------------------------------------------------------------------------------------------------------------------------------
18855           Planters ($1,800)
-------------------------------------------------------------------------------------------------------------------------------
TOTAL G:PF01                                                                                            $0.00          $0.00
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                    Remaining     Warranty
Name                                                 Third 10%       Budget        Period     Remarks
---------------------------------------------------------------------------------------------------------------------------------
F:BA02 Terrace Bar (PBL2)
---------------------------------------------------------------------------------------------------------------------------------
17105           Area Rug                                           $1,472.83
---------------------------------------------------------------------------------------------------------------------------------
17105   B       Area Rug pad                                          $99.97
---------------------------------------------------------------------------------------------------------------------------------
17301           Drapery Fabrication                                $7,438.56
---------------------------------------------------------------------------------------------------------------------------------
17302           Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
17302   A       Drapery Fabric Flameproofing
---------------------------------------------------------------------------------------------------------------------------------
17321           Throw Pillows
---------------------------------------------------------------------------------------------------------------------------------
17322           Throw Pillows Fabric
---------------------------------------------------------------------------------------------------------------------------------
17345           Shutters
---------------------------------------------------------------------------------------------------------------------------------
17401           Sofa                                               $2,365.46
---------------------------------------------------------------------------------------------------------------------------------
17402           Sofa Fabric                                          $949.16
---------------------------------------------------------------------------------------------------------------------------------
17421           Lounge Chairs                                      $3,894.83
---------------------------------------------------------------------------------------------------------------------------------
17421   1       Lounge Chair Cartoning                               $389.48
---------------------------------------------------------------------------------------------------------------------------------
17423           Arm Chairs                                         $2,320.83
---------------------------------------------------------------------------------------------------------------------------------
17424           Arm Chair Fabric                                     $356.46
---------------------------------------------------------------------------------------------------------------------------------
17424   A       Side Chair Fabric Flameproofing                       $30.35
---------------------------------------------------------------------------------------------------------------------------------
17425           Side Chairs                                       $14,058.88
---------------------------------------------------------------------------------------------------------------------------------
17426           Side Chair Fabric                                    $810.73
---------------------------------------------------------------------------------------------------------------------------------
17433           Bar Stools                                         $2,588.62
---------------------------------------------------------------------------------------------------------------------------------
17434           Bar Stool Leather                                    $771.23
---------------------------------------------------------------------------------------------------------------------------------
17508           Cocktail Table Tops                                $5,712.58
---------------------------------------------------------------------------------------------------------------------------------
17508   A       Cocktail Table Base                                $2,677.88
---------------------------------------------------------------------------------------------------------------------------------
17509           Side Tables                                        $2,648.13
---------------------------------------------------------------------------------------------------------------------------------
17512           Square Coffee Table                                $1,472.83
---------------------------------------------------------------------------------------------------------------------------------
17514           Sofa/Focal Table                                   $2,305.95
---------------------------------------------------------------------------------------------------------------------------------
17801           Accessories ($2,000)                               $5,206.99
---------------------------------------------------------------------------------------------------------------------------------
17805           Art ($5,000)                                       $2,082.80
---------------------------------------------------------------------------------------------------------------------------------
17855           Planters ($2,000)                                  $2,082.80
-------------------------------------------------------------------------------------------------------------------------------
TOTAL F:BA02                                          $0.00       $61,737.36
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
F:BAO4 TERRACE (PBL3)
---------------------------------------------------------------------------------------------------------------------------------
12450           Outdoor Chair                                     $23,377.91
---------------------------------------------------------------------------------------------------------------------------------
12550           Outdoor Table - Round                              $3,766.98
---------------------------------------------------------------------------------------------------------------------------------
12550   A       Outdoor Table - Square                             $1,087.43
---------------------------------------------------------------------------------------------------------------------------------
12550   B       Outdoor Table - 2/top                              $4,746.95
---------------------------------------------------------------------------------------------------------------------------------
12550   C       Umbrella                                           $4,464.74
---------------------------------------------------------------------------------------------------------------------------------
12550   D       Base                                               $1,084.54
---------------------------------------------------------------------------------------------------------------------------------
12855           Planters ($2,000)                                  $2,975.42
-------------------------------------------------------------------------------------------------------------------------------
TOTAL F:BA04                                          $0.00       $41,503.97
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
F:DN01 Restaurant (PRC)
---------------------------------------------------------------------------------------------------------------------------------
15301           Drapery Fabrication                                $7,438.56
---------------------------------------------------------------------------------------------------------------------------------
15302           Drapery Fabric
---------------------------------------------------------------------------------------------------------------------------------
15345           Shutters
---------------------------------------------------------------------------------------------------------------------------------
15427           Chairs                                            $36,820.87
---------------------------------------------------------------------------------------------------------------------------------
15428           Chair Fabric                                       $4,513.05
---------------------------------------------------------------------------------------------------------------------------------
15435           Bench                                              $1,740.03
---------------------------------------------------------------------------------------------------------------------------------
15436           Bench Fabric                                         $171.38
---------------------------------------------------------------------------------------------------------------------------------
15438           Booth                                              $6,545.93
---------------------------------------------------------------------------------------------------------------------------------
15438   A       Banquette                                          $2,975.42
---------------------------------------------------------------------------------------------------------------------------------
15438   B       Booth/Banquette Cartoning                            $743.86
---------------------------------------------------------------------------------------------------------------------------------
15439           Banquette Fabric Seat Only                           $499.87
---------------------------------------------------------------------------------------------------------------------------------
15439   A       Banquette Fabric Back Only                         $1,884.93
---------------------------------------------------------------------------------------------------------------------------------
15515           Tabletops - 2 tops                                 $9,593.48
---------------------------------------------------------------------------------------------------------------------------------
15515   A       Tabletops - 4 tops                                 $9,064.15
---------------------------------------------------------------------------------------------------------------------------------
15515   B       Tabletops - 60" Round                              $3,259.07
---------------------------------------------------------------------------------------------------------------------------------
15515   C       Table Base                                         $2,406.08
---------------------------------------------------------------------------------------------------------------------------------
15515   D       Table Base                                           $289.63
---------------------------------------------------------------------------------------------------------------------------------
15534           Console                                            $2,677.88
---------------------------------------------------------------------------------------------------------------------------------
15537           Maitre'd Stand                                     $2,610.93
---------------------------------------------------------------------------------------------------------------------------------
15801           Art ($8,000)                                       $8,331.19
---------------------------------------------------------------------------------------------------------------------------------
15805           Accessories                                        $3,124.20
---------------------------------------------------------------------------------------------------------------------------------
15855           Planters ($2,100)                                  $2,186.94
-------------------------------------------------------------------------------------------------------------------------------
TOTAL F:DN01                                          $0.00      $106,877.46
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
G:PF01 Prefunction (PMP1)
---------------------------------------------------------------------------------------------------------------------------------
18401           Sofa                                               $1,309.19
---------------------------------------------------------------------------------------------------------------------------------
18402           Sofa Fabric                                        $1,487.71
---------------------------------------------------------------------------------------------------------------------------------
18402   A       Sofa Fabric Flameproofing                             $52.07
---------------------------------------------------------------------------------------------------------------------------------
18421           Lounge Chair                                       $1,309.19
---------------------------------------------------------------------------------------------------------------------------------
18422           Lounge Chair Fabric                                  $906.76
---------------------------------------------------------------------------------------------------------------------------------
18422   A       Lounge Chair Fabric Flameproofing
---------------------------------------------------------------------------------------------------------------------------------
18425           Side Chair                                         $1,725.75
---------------------------------------------------------------------------------------------------------------------------------
18426           Side Chair Fabric                                    $268.16
---------------------------------------------------------------------------------------------------------------------------------
18435           Bench                                              $1,413.33
---------------------------------------------------------------------------------------------------------------------------------
18436           Bench Fabric                                         $827.17
---------------------------------------------------------------------------------------------------------------------------------
18511           End Table                                          $1,340.01
---------------------------------------------------------------------------------------------------------------------------------
18511   1       End Table Cartoning                                  $160.67
---------------------------------------------------------------------------------------------------------------------------------
18513           Console Top                                          $541.07
---------------------------------------------------------------------------------------------------------------------------------
18513   1       Console Top Cartoning                                 $90.75
---------------------------------------------------------------------------------------------------------------------------------
18513   A       Console Base                                       $3,058.41
---------------------------------------------------------------------------------------------------------------------------------
18513   B       Console Base Cartoning                                 $0.00
---------------------------------------------------------------------------------------------------------------------------------
18703           End Table Lamp                                       $435.16
---------------------------------------------------------------------------------------------------------------------------------
18708           Candlestick Lamp                                   $1,398.45
---------------------------------------------------------------------------------------------------------------------------------
18801           Art ($6,000)                                       $6,248.39
---------------------------------------------------------------------------------------------------------------------------------
18805           Accessories ($2,000)                               $2,082.80
---------------------------------------------------------------------------------------------------------------------------------
18855           Planters ($1,800)                                  $1,874.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL G:PF01                                          $0.00       $26,529.54
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

Project: Wyndham Old San Juan
-------------------------------------------------------------------------------
FF&E Detail Budget

---------------------------------------------------------------------------------------------------------------------------------

Name                                                  Quantity    Unit Cost       Total                 Vendor
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:BL01 BALLROOM (PSR)
---------------------------------------------------------------------------------------------------------------------------------
              No Items                                   0.0 ea          ERR   $        0.00
=================================================================================================================================
TOTAL G:BL01                                                      $     0.00   $        0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:BR01 BOARDROOM (PBR)
---------------------------------------------------------------------------------------------------------------------------------
    10345     Shutters                                   1.0 lot  $   743.86   $      743.86
---------------------------------------------------------------------------------------------------------------------------------
    10440     Conference Chairs                         14.0 ea   $   738.10   $   10,333.38
---------------------------------------------------------------------------------------------------------------------------------
    10441     Conference chair fabric                   42.0 ly   $    44.48   $    1,868.27
---------------------------------------------------------------------------------------------------------------------------------
    10506     Credenza                                   1.0 ea   $ 3,079.56   $    3,079.56
---------------------------------------------------------------------------------------------------------------------------------
    10516     Conference Table                           1.0 ea   $ 5,950.85   $    5,950.85
---------------------------------------------------------------------------------------------------------------------------------
    10801     Art ($3,500)                               1.0 lot  $ 2,644.89   $    3,644.89
---------------------------------------------------------------------------------------------------------------------------------
    10805     Accessories ($1,000)                       1.0 lot  $ 1,041.40   $    1,041.40
=================================================================================================================================
TOTAL G:BR01                                                      $26,662.21   $   26,662.21
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:MR01 MEETING ROOMS IN ISLA BONITA (PMR)
---------------------------------------------------------------------------------------------------------------------------------
    16345     Shutters                                 142.0 lot  $    32.73   $    4,647.61
---------------------------------------------------------------------------------------------------------------------------------
    16345  1  Shutters                                  68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
    16403     Stack Chairs                             720.0 ea   $    59.51   $   42,846.11
---------------------------------------------------------------------------------------------------------------------------------
    16801     Art ($5,000)                               1.0 lot  $ 7,438.56   $    7,438.56
=================================================================================================================================
TOTAL G:MR01                                                      $54,932.28   $   54,932.28
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:PF03 ISLA BONITA TERRACE (PMR2)
---------------------------------------------------------------------------------------------------------------------------------
           A  bench                                      0.0 ea          ERR   $        0.00
---------------------------------------------------------------------------------------------------------------------------------
           B  planters                                   0.0 ea          ERR   $        0.00
=================================================================================================================================
TOTAL G:PF03                                                      $     0.00   $        0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:PF02 ISLA BONITA PREFUNCTION (PMP2)
---------------------------------------------------------------------------------------------------------------------------------
    21345     Shutters                                  68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
    21435     Bench                                      2.0 ea   $   706.66   $    1,413.33
---------------------------------------------------------------------------------------------------------------------------------
    21436     Bench Fabric                               8.0 ly   $   103.40   $      827.17
---------------------------------------------------------------------------------------------------------------------------------
    21513     Console Base                               1.0 ea   $ 2,729.95   $    2,729.95
---------------------------------------------------------------------------------------------------------------------------------
    21513  A  Console Top                                1.0 ea   $   743.86   $      743.86
---------------------------------------------------------------------------------------------------------------------------------
    21801     Art ($3,000)                               1.0 lot  $ 4,463.14   $    4,463.14
---------------------------------------------------------------------------------------------------------------------------------
    21805     Accessories ($1,000)                       1.0 lot  $ 1,487.71   $    1,487.71
=================================================================================================================================
TOTAL G:PF02                                                      $11,665.15   $   11,665.15
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
H:RM01 PUBLIC TOILETS (PPL)
---------------------------------------------------------------------------------------------------------------------------------
    11801     Art/Accessories (Men's)                    1.0 lot  $ 1,562.10   $    1,562.10
---------------------------------------------------------------------------------------------------------------------------------
    11801  A  Art/Accessories (Women's)                  1.0 lot  $ 1,562.10   $    1,562.10
=================================================================================================================================
TOTAL H:RM01                                                      $ 3,124.20   $    3,124.20
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
J:PL01 POOL (PPO)
---------------------------------------------------------------------------------------------------------------------------------
    13450     Lounge Chair                               6.0 ea   $   168.10   $    1,008.58
---------------------------------------------------------------------------------------------------------------------------------
    13450  A  Side Chair                                 8.0 ea   $   162.07   $    1,296.57
---------------------------------------------------------------------------------------------------------------------------------
    13451     Chaise Lounge                             14.0 ea   $   354.88   $    4,968.30
---------------------------------------------------------------------------------------------------------------------------------
    13550     Side Table                                11.0 ea   $   162.07   $    1,782.78
---------------------------------------------------------------------------------------------------------------------------------
    13550  A  Table                                      2.0 ea   $   385.00   $      770.01
---------------------------------------------------------------------------------------------------------------------------------
    13550  B  Umbrella                                   0.0 ea          ERR   $        0.00
---------------------------------------------------------------------------------------------------------------------------------
    13550  C  Umbrella Base                              0.0 ea          ERR   $        0.00
=================================================================================================================================
TOTAL J:PL01                                                      $ 9,826.25   $    9,826.25
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
H:HE01 EXERCISE ROOM (PHR)
---------------------------------------------------------------------------------------------------------------------------------
    14600     Universal with stations                    1.0 ea   $ 3,719.28   $    3,719.28
---------------------------------------------------------------------------------------------------------------------------------
    14601     Bike - Recumbent                           1.0 ea   $ 2,975.42   $    2,975.42
---------------------------------------------------------------------------------------------------------------------------------
    14601  A  Bike - Upright                             2.0 ea   $ 2,454.72   $    4,909.45
---------------------------------------------------------------------------------------------------------------------------------
    14602     Treadmill                                  2.0 ea   $ 3,868.05   $    7,736.10
---------------------------------------------------------------------------------------------------------------------------------
    14605     Rower                                      1.0 ea   $ 3,644.89   $    3,644.89
---------------------------------------------------------------------------------------------------------------------------------
    14606     Bells set                                  1.0 ea   $ 1,487.71   $    1,487.71
---------------------------------------------------------------------------------------------------------------------------------
    14606  A  Bell Rack                                  1.0 ea   $   669.47   $      669.47
---------------------------------------------------------------------------------------------------------------------------------
    14611     Step Machine                               1.0 ea   $ 3,644.89   $    3,644.89
---------------------------------------------------------------------------------------------------------------------------------
    14801     Artwork ($1,500)                           1.0 lot  $ 2,231.57   $    2,231.57
=================================================================================================================================
TOTAL H:HE01                                                      $31,018.80   $   31,018.80
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
L:FM01 OFFICES (AMA)
---------------------------------------------------------------------------------------------------------------------------------
              executive desk                             7.0 ea   $   595.08   $    4,165.59
---------------------------------------------------------------------------------------------------------------------------------
              secretarial desk                           3.0 ea   $   781.05   $    2,343.15
---------------------------------------------------------------------------------------------------------------------------------
              office partition system                    3.0 ea   $ 2,975.42   $    8,926.27
---------------------------------------------------------------------------------------------------------------------------------
              Back-of-House desk                         4.0 ea   $   371.93   $    1,487.71
---------------------------------------------------------------------------------------------------------------------------------
              guest chair                                8.0 ea   $   595.08   $    4,780.68
---------------------------------------------------------------------------------------------------------------------------------
              executive chair                           22.0 ea   $   446.31   $    9,818.90
---------------------------------------------------------------------------------------------------------------------------------
              secretarial chair                          3.0 ea   $   297.54   $      892.63
---------------------------------------------------------------------------------------------------------------------------------
              Back-of-House chair                        4.0 ea   $   446.31   $    1,785.25
---------------------------------------------------------------------------------------------------------------------------------
              files                                     10.0 ea   $   595.08   $    5,950.85
---------------------------------------------------------------------------------------------------------------------------------
              end table                                  2.0 ea   $   297.54   $      595.08
---------------------------------------------------------------------------------------------------------------------------------
              lamp                                       2.0 ea   $   111.58   $      223.18
---------------------------------------------------------------------------------------------------------------------------------
              artwork                                    1.0 lot  $ 2,082.80   $    2,082.80
---------------------------------------------------------------------------------------------------------------------------------
              Window Treatments                          1.0 lot  $ 7,438.56   $    7,438.56
=================================================================================================================================
TOTAL L:FM01                                                      $50,470.63   $   50,470.63
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PUBLIC SPACE TOTAL                                                $ 2,543.23   $  610,374.65
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Item       Item
Name                                                 PO# / Invoice   PO Issued   Shipped    Installed   First 45%   Second 45%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:BL01 BALLROOM (PSR)
---------------------------------------------------------------------------------------------------------------------------------
              No Items
=================================================================================================================================
TOTAL G:BL01                                                                                           $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:BR01 BOARDROOM (PBR)
---------------------------------------------------------------------------------------------------------------------------------
    10345     Shutters
---------------------------------------------------------------------------------------------------------------------------------
    10440     Conference Chairs
---------------------------------------------------------------------------------------------------------------------------------
    10441     Conference chair fabric
---------------------------------------------------------------------------------------------------------------------------------
    10506     Credenza
---------------------------------------------------------------------------------------------------------------------------------
    10516     Conference Table
---------------------------------------------------------------------------------------------------------------------------------
    10801     Art ($3,500)
---------------------------------------------------------------------------------------------------------------------------------
    10805     Accessories ($1,000)
=================================================================================================================================
TOTAL G:BR01                                                                                            $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:MR01 MEETING ROOMS IN ISLA BONITA (PMR)
---------------------------------------------------------------------------------------------------------------------------------
    16345     Shutters
---------------------------------------------------------------------------------------------------------------------------------
    16345  1  Shutters
---------------------------------------------------------------------------------------------------------------------------------
    16403     Stack Chairs
---------------------------------------------------------------------------------------------------------------------------------
    16801     Art ($5,000)
=================================================================================================================================
TOTAL G:MR01                                                                                            $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:PF03 ISLA BONITA TERRACE (PMR2)
---------------------------------------------------------------------------------------------------------------------------------
           A  bench
---------------------------------------------------------------------------------------------------------------------------------
           B  planters
=================================================================================================================================
TOTAL G:PF03                                                                                            $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:PF02 ISLA BONITA PREFUNCTION (PMP2)
---------------------------------------------------------------------------------------------------------------------------------
    21345     Shutters
---------------------------------------------------------------------------------------------------------------------------------
    21435     Bench
---------------------------------------------------------------------------------------------------------------------------------
    21436     Bench Fabric
---------------------------------------------------------------------------------------------------------------------------------
    21513     Console Base
---------------------------------------------------------------------------------------------------------------------------------
    21513  A  Console Top
---------------------------------------------------------------------------------------------------------------------------------
    21801     Art ($3,000)
---------------------------------------------------------------------------------------------------------------------------------
    21805     Accessories ($1,000)
=================================================================================================================================
TOTAL G:PF02                                                                                            $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
H:RM01 PUBLIC TOILETS (PPL)
---------------------------------------------------------------------------------------------------------------------------------
    11801     Art/Accessories (Men's)
---------------------------------------------------------------------------------------------------------------------------------
    11801  A  Art/Accessories (Women's)
=================================================================================================================================
TOTAL H:RM01                                                                                            $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
J:PL01 POOL (PPO)
---------------------------------------------------------------------------------------------------------------------------------
    13450     Lounge Chair
---------------------------------------------------------------------------------------------------------------------------------
    13450  A  Side Chair
---------------------------------------------------------------------------------------------------------------------------------
    13451     Chaise Lounge
---------------------------------------------------------------------------------------------------------------------------------
    13550     Side Table
---------------------------------------------------------------------------------------------------------------------------------
    13550  A  Table
---------------------------------------------------------------------------------------------------------------------------------
    13550  B  Umbrella
---------------------------------------------------------------------------------------------------------------------------------
    13550  C  Umbrella Base
=================================================================================================================================
TOTAL J:PL01                                                                                            $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
H:HE01 EXERCISE ROOM (PHR)
---------------------------------------------------------------------------------------------------------------------------------
    14600     Universal with stations
---------------------------------------------------------------------------------------------------------------------------------
    14601     Bike - Recumbent
---------------------------------------------------------------------------------------------------------------------------------
    14601  A  Bike - Upright
---------------------------------------------------------------------------------------------------------------------------------
    14602     Treadmill
---------------------------------------------------------------------------------------------------------------------------------
    14605     Rower
---------------------------------------------------------------------------------------------------------------------------------
    14606     Bells set
---------------------------------------------------------------------------------------------------------------------------------
    14606  A  Bell Rack
---------------------------------------------------------------------------------------------------------------------------------
    14611     Step Machine
---------------------------------------------------------------------------------------------------------------------------------
    14801     Artwork ($1,500)
=================================================================================================================================
TOTAL H:HE01                                                                                            $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
L:FM01 OFFICES (AMA)
---------------------------------------------------------------------------------------------------------------------------------
              executive desk
---------------------------------------------------------------------------------------------------------------------------------
              secretarial desk
---------------------------------------------------------------------------------------------------------------------------------
              office partition system
---------------------------------------------------------------------------------------------------------------------------------
              Back-of-House desk
---------------------------------------------------------------------------------------------------------------------------------
              guest chair
---------------------------------------------------------------------------------------------------------------------------------
              executive chair
---------------------------------------------------------------------------------------------------------------------------------
              secretarial chair
---------------------------------------------------------------------------------------------------------------------------------
              Back-of-House chair
---------------------------------------------------------------------------------------------------------------------------------
              files
---------------------------------------------------------------------------------------------------------------------------------
              end table
---------------------------------------------------------------------------------------------------------------------------------
              lamp
---------------------------------------------------------------------------------------------------------------------------------
              artwork
---------------------------------------------------------------------------------------------------------------------------------
              Window Treatments
=================================================================================================================================
TOTAL L:FM01                                                                                            $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PUBLIC SPACE TOTAL                                                                                      $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Remaining     Warranty
Name                                                 Third 10%       Budget        Period     Remarks
---------------------------------------------------------------------------------------------------------------------------------
000000.00  A  Bedspread fabrication                  $0,000.00    $0,000,000.00     1 yr      Remarks
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:BL01 BALLROOM (PSR)
---------------------------------------------------------------------------------------------------------------------------------
              No Items                                            $        0.00               By GC
=================================================================================================================================
TOTAL G:BL01                                         $    0.00    $        0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:BR01 BOARDROOM (PBR)
---------------------------------------------------------------------------------------------------------------------------------
    10345     Shutters                                            $      743.86
---------------------------------------------------------------------------------------------------------------------------------
    10440     Conference Chairs                                   $   10,333.38
---------------------------------------------------------------------------------------------------------------------------------
    10441     Conference chair fabric                             $    1,868.27
---------------------------------------------------------------------------------------------------------------------------------
    10506     Credenza                                            $    3,079.56
---------------------------------------------------------------------------------------------------------------------------------
    10516     Conference Table                                    $    5,950.85
---------------------------------------------------------------------------------------------------------------------------------
    10801     Art ($3,500)                                        $    3,644.89
---------------------------------------------------------------------------------------------------------------------------------
    10805     Accessories ($1,000)                                $    1,041.40
=================================================================================================================================
TOTAL G:BR01                                         $    0.00    $   26,662.21
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:MR01 MEETING ROOMS IN ISLA BONITA (PMR)
---------------------------------------------------------------------------------------------------------------------------------
    16345     Shutters                                            $    4,647.61
---------------------------------------------------------------------------------------------------------------------------------
    16345  1  Shutters
---------------------------------------------------------------------------------------------------------------------------------
    16403     Stack Chairs                                        $   42,846.11
---------------------------------------------------------------------------------------------------------------------------------
    16801     Art ($5,000)                                        $    7,438.56
=================================================================================================================================
TOTAL G:MR01                                         $    0.00    $   54,932.28
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:PF03 ISLA BONITA TERRACE (PMR2)
---------------------------------------------------------------------------------------------------------------------------------
           A  bench                                               $        0.00               By GC
---------------------------------------------------------------------------------------------------------------------------------
           B  planters                                            $        0.00               By GC
=================================================================================================================================
TOTAL G:PF03                                         $    0.00    $        0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
G:PF02 ISLA BONITA PREFUNCTION (PMP2)
---------------------------------------------------------------------------------------------------------------------------------
    21345     Shutters
---------------------------------------------------------------------------------------------------------------------------------
    21435     Bench                                               $    1,413.33
---------------------------------------------------------------------------------------------------------------------------------
    21436     Bench Fabric                                        $      827.17
---------------------------------------------------------------------------------------------------------------------------------
    21513     Console Base                                        $    2,729.95
---------------------------------------------------------------------------------------------------------------------------------
    21513  A  Console Top                                         $      743.86
---------------------------------------------------------------------------------------------------------------------------------
    21801     Art ($3,000)                                        $    4,463.14
---------------------------------------------------------------------------------------------------------------------------------
    21805     Accessories ($1,000)                                $    1,487.71
=================================================================================================================================
TOTAL G:PF02                                         $    0.00    $   11,665.15
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
H:RM01 PUBLIC TOILETS (PPL)
---------------------------------------------------------------------------------------------------------------------------------
    11801     Art/Accessories (Men's)                             $    1,562.10
---------------------------------------------------------------------------------------------------------------------------------
    11801  A  Art/Accessories (Women's)                           $    1,562.10
=================================================================================================================================
TOTAL H:RM01                                         $    0.00    $    3,124.20
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
J:PL01 POOL (PPO)
---------------------------------------------------------------------------------------------------------------------------------
    13450     Lounge Chair                                        $    1,008.58
---------------------------------------------------------------------------------------------------------------------------------
    13450  A  Side Chair                                          $    1,296.57
---------------------------------------------------------------------------------------------------------------------------------
    13451     Chaise Lounge                                       $    4,968.30
---------------------------------------------------------------------------------------------------------------------------------
    13550     Side Table                                          $    1,782.78
---------------------------------------------------------------------------------------------------------------------------------
    13550  A  Table                                               $      770.01
---------------------------------------------------------------------------------------------------------------------------------
    13550  B  Umbrella                                            $        0.00
---------------------------------------------------------------------------------------------------------------------------------
    13550  C  Umbrella Base                                       $        0.00
=================================================================================================================================
TOTAL J:PL01                                         $    0.00    $    9,826.25
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
H:HE01 EXERCISE ROOM (PHR)
---------------------------------------------------------------------------------------------------------------------------------
    14600     Universal with stations                             $    3,719.28
---------------------------------------------------------------------------------------------------------------------------------
    14601     Bike - Recumbent                                    $    2,975.42
---------------------------------------------------------------------------------------------------------------------------------
    14601  A  Bike - Upright                                      $    4,909.45
---------------------------------------------------------------------------------------------------------------------------------
    14602     Treadmill                                           $    7,736.10
---------------------------------------------------------------------------------------------------------------------------------
    14605     Rower                                               $    3,644.89
---------------------------------------------------------------------------------------------------------------------------------
    14606     Bells set                                           $    1,487.71
---------------------------------------------------------------------------------------------------------------------------------
    14606  A  Bell Rack                                           $      669.47
---------------------------------------------------------------------------------------------------------------------------------
    14611     Step Machine                                        $    3,644.89
---------------------------------------------------------------------------------------------------------------------------------
    14801     Artwork ($1,500)                                    $    2,231.57
=================================================================================================================================
TOTAL H:HE01                                         $    0.00    $   31,018.80
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
L:FM01 OFFICES (AMA)
---------------------------------------------------------------------------------------------------------------------------------
              executive desk                                      $    4,165.59
---------------------------------------------------------------------------------------------------------------------------------
              secretarial desk                                    $    2,343.15
---------------------------------------------------------------------------------------------------------------------------------
              office partition system                             $    8,926.27
---------------------------------------------------------------------------------------------------------------------------------
              Back-of-House desk                                  $    1,487.71
---------------------------------------------------------------------------------------------------------------------------------
              guest chair                                         $    4,760.68
---------------------------------------------------------------------------------------------------------------------------------
              executive chair                                     $    9,818.90
---------------------------------------------------------------------------------------------------------------------------------
              secretarial chair                                   $      892.63
---------------------------------------------------------------------------------------------------------------------------------
              Back-of-House chair                                 $    1,785.25
---------------------------------------------------------------------------------------------------------------------------------
              files                                               $    5,950.85
---------------------------------------------------------------------------------------------------------------------------------
              end table                                           $      595.08
---------------------------------------------------------------------------------------------------------------------------------
              lamp                                                $      223.16
---------------------------------------------------------------------------------------------------------------------------------
              artwork                                             $    2,082.80
---------------------------------------------------------------------------------------------------------------------------------
              Window Treatments                                   $    7,438.56
=================================================================================================================================
TOTAL L:FM01                                         $    0.00    $   50,470.63
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
PUBLIC SPACE TOTAL                                                $  610,374.65
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

Project: Wyndham Old San Juan
-------------------------------------------------------------------------------
FF&E Detail Budget

---------------------------------------------------------------------------------------------------------------------------------

Name                                                  Quantity    Unit Cost       Total                 Vendor
---------------------------------------------------------------------------------------------------------------------------------
OPERATING EQUIPMENT AND EXPENDABLES
  O&E's - Operations
  L:XA01      Administration                            1.0 lot  $ 40,515.71   $ 40,515.71
---------------------------------------------------------------------------------------------------------------------------------
  G:XB01      Banquet Eqpt                              1.0 lot  $110,144.30   $110,144.30
---------------------------------------------------------------------------------------------------------------------------------
  F:XC01      China                                     1.0 lot  $ 47,486.68   $ 47,486.68
---------------------------------------------------------------------------------------------------------------------------------
  L:XF01      Forms                                     1.0 lot  $ 21,654.95   $ 21,654.95
---------------------------------------------------------------------------------------------------------------------------------
  K:XE01      Engineering                               1.0 lot  $ 17,463.67   $ 17.463.67
---------------------------------------------------------------------------------------------------------------------------------
  F:XG01      Glassware                                 1.0 lot  $ 17,669.46   $ 17.669.46
---------------------------------------------------------------------------------------------------------------------------------
  E:HX01      Housekeeping                              1.0 lot  $162,062.84   $162,062.84
---------------------------------------------------------------------------------------------------------------------------------
  I:XK01      Kitchen                                   1.0 lot  $  7,594.16   $  7,594.16
---------------------------------------------------------------------------------------------------------------------------------
  G:XL01      Linen - Banquet                           1.0 lot  $ 18,115.84   $ 18,115.84
---------------------------------------------------------------------------------------------------------------------------------
  E:XM01      Linen - Rooms                             1.0 lot  $ 81,031.42   $ 81,031.42
---------------------------------------------------------------------------------------------------------------------------------
  F:XR01      Bar Eqpt/Supply                           1.0 lot  $ 15,362.23   $ 15,362.23
---------------------------------------------------------------------------------------------------------------------------------
  F:XS01      Silver's/Flatware                         1.0 lot  $ 49,695.37   $ 49,695.37
---------------------------------------------------------------------------------------------------------------------------------
  F:XT01      Stewarding                                1.0 lot  $  6,521.70   $  6,521.70
---------------------------------------------------------------------------------------------------------------------------------
  E:XU01      Uniforms                                  1.0 lot  $ 50,993.91   $ 50,993.91
---------------------------------------------------------------------------------------------------------------------------------
  F:XZ01      Restaurant                                1.0 lot  $ 71,385.10   $ 71,385.10
=================================================================================================================================
O & E TOTAL                                                      $  2,990.41   $717,697.33
=================================================================================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Item       Item
Name                                                 PO# / Invoice   PO Issued   Shipped    Installed   First 45%   Second 45%
---------------------------------------------------------------------------------------------------------------------------------
OPERATING EQUIPMENT AND EXPENDABLES
  O&E's - Operations
  L:XA01      Administration
---------------------------------------------------------------------------------------------------------------------------------
  G:XB01      Banquet Eqpt
---------------------------------------------------------------------------------------------------------------------------------
  F:XC01      China
---------------------------------------------------------------------------------------------------------------------------------
  L:XF01      Forms
---------------------------------------------------------------------------------------------------------------------------------
  K:XE01      Engineering
---------------------------------------------------------------------------------------------------------------------------------
  F:XG01      Glassware
---------------------------------------------------------------------------------------------------------------------------------
  E:HX01      Housekeeping
---------------------------------------------------------------------------------------------------------------------------------
  I:XK01      Kitchen
---------------------------------------------------------------------------------------------------------------------------------
  G:XL01      Linen - Banquet
---------------------------------------------------------------------------------------------------------------------------------
  E:XM01      Linen - Rooms
---------------------------------------------------------------------------------------------------------------------------------
  F:XR01      Bar Eqpt/Supply
---------------------------------------------------------------------------------------------------------------------------------
  F:XS01      Silver's/Flatware
---------------------------------------------------------------------------------------------------------------------------------
  F:XT01      Stewarding
---------------------------------------------------------------------------------------------------------------------------------
  E:XU01      Uniforms
---------------------------------------------------------------------------------------------------------------------------------
  F:XZ01      Restaurant
=================================================================================================================================
O & E TOTAL                                                                                               $0.00          $0.00
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Remaining     Warranty
Name                                                 Third 10%       Budget        Period     Remarks
---------------------------------------------------------------------------------------------------------------------------------
OPERATING EQUIPMENT AND EXPENDABLES
  O&E's - Operations
  L:XA01      Administration                                      $ 40,515.71
---------------------------------------------------------------------------------------------------------------------------------
  G:XB01      Banquet Eqpt                                        $110,144.30
---------------------------------------------------------------------------------------------------------------------------------
  F:XC01      China                                               $ 47,486.68
---------------------------------------------------------------------------------------------------------------------------------
  L:XF01      Forms                                               $ 21,654.95
---------------------------------------------------------------------------------------------------------------------------------
  K:XE01      Engineering                                         $ 17,463.67
---------------------------------------------------------------------------------------------------------------------------------
  F:XG01      Glassware                                           $ 17,669.46
---------------------------------------------------------------------------------------------------------------------------------
  E:HX01      Housekeeping                                        $162,062.84
---------------------------------------------------------------------------------------------------------------------------------
  I:XK01      Kitchen                                             $  7,594.16
---------------------------------------------------------------------------------------------------------------------------------
  G:XL01      Linen - Banquet                                     $ 18,115.84
---------------------------------------------------------------------------------------------------------------------------------
  E:XM01      Linen - Rooms                                       $ 81,031.42
---------------------------------------------------------------------------------------------------------------------------------
  F:XR01      Bar Eqpt/Supply                                     $ 15,362.23
---------------------------------------------------------------------------------------------------------------------------------
  F:XS01      Silver's/Flatware                                   $ 49,695.37
---------------------------------------------------------------------------------------------------------------------------------
  F:XT01      Stewarding                                          $  6,521.70
---------------------------------------------------------------------------------------------------------------------------------
  E:XU01      Uniforms                                            $ 50,993.91
---------------------------------------------------------------------------------------------------------------------------------
  F:XZ01      Restaurant                                          $ 71,385.10
=================================================================================================================================
                                                         $0.00    $717,697.33
=================================================================================================================================

Project: Wyndham Old San Juan
-------------------------------------------------------------------------------
FF&E Detail Budget

---------------------------------------------------------------------------------------------------------------------------------

Name                                                  Quantity    Unit Cost       Total                 Vendor
---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND SPECIAL SYSTEMS
  L:SS01  Special Systems
---------------------------------------------------------------------------------------------------------------------------------
              Initial Trunking & Setup                241.0 ls   $     33.92   $  8,174.44
---------------------------------------------------------------------------------------------------------------------------------
              MIS Travel                                1.0 ls   $ 13,567.53   $ 13,567.53
---------------------------------------------------------------------------------------------------------------------------------
              Patroll Processing Setup                  1.0 ls   $  3,391.88   $  3,391.88
---------------------------------------------------------------------------------------------------------------------------------
              Computers & Printers                    241.0 ls   $    101.76   $ 24,523.32
---------------------------------------------------------------------------------------------------------------------------------
              POS System                                1.0 ls   $ 40,702.60   $ 40,702.60
---------------------------------------------------------------------------------------------------------------------------------
              PMS System                              241.0 ls   $    542.70   $130,791.03
---------------------------------------------------------------------------------------------------------------------------------
              Back Office Accounting System Software    0.0 ls           ERR   $      0.00
---------------------------------------------------------------------------------------------------------------------------------
              Back Office Computers & Printers          0.0 ls           ERR   $      0.00
---------------------------------------------------------------------------------------------------------------------------------
              Time Clock                                1.0 ls   $ 13,906.72   $ 13,906.72
---------------------------------------------------------------------------------------------------------------------------------
              Telephone Switch                        241.0 ls   $    542.70   $130,791.03
---------------------------------------------------------------------------------------------------------------------------------
              Telephone Devices                       289.2 ls   $     67.84   $ 19,618.65
---------------------------------------------------------------------------------------------------------------------------------
              Call Accounting                         241.0 ls   $    142.46   $ 34,332.65
---------------------------------------------------------------------------------------------------------------------------------
              Credit Card Vouchers                      7.0 ea   $    678.38   $  4,748.64
---------------------------------------------------------------------------------------------------------------------------------
              Voice Mail                              241.0 la   $    134.68   $ 32,697.76
---------------------------------------------------------------------------------------------------------------------------------
              PMS Cabling                              12.1 ea   $    271.35   $  3,269.78
---------------------------------------------------------------------------------------------------------------------------------
              POS Cabling                               7.0 ea   $    678.38   $  4,748.64
---------------------------------------------------------------------------------------------------------------------------------
              Telephone Cabling                       289.2 ls   $    169.59   $ 49,046.64
---------------------------------------------------------------------------------------------------------------------------------
              TV Cabling                              241.0 ls   $    271.35   $ 65,395.52
=================================================================================================================================
COMMUNICATIONS AND SPEC SYS TOTAL                                $  2,415.45   $579,706.82
=================================================================================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Item       Item
Name                                                 PO# / Invoice   PO Issued   Shipped    Installed   First 45%   Second 45%
---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND SPECIAL SYSTEMS
  L:SS01  Special Systems
---------------------------------------------------------------------------------------------------------------------------------
              Initial Trunking & Setup
---------------------------------------------------------------------------------------------------------------------------------
              MIS Travel
---------------------------------------------------------------------------------------------------------------------------------
              Patroll Processing Setup
---------------------------------------------------------------------------------------------------------------------------------
              Computers & Printers
---------------------------------------------------------------------------------------------------------------------------------
              POS System
---------------------------------------------------------------------------------------------------------------------------------
              PMS System
---------------------------------------------------------------------------------------------------------------------------------
              Back Office Accounting System Software
---------------------------------------------------------------------------------------------------------------------------------
              Back Office Computers & Printers
---------------------------------------------------------------------------------------------------------------------------------
              Time Clock
---------------------------------------------------------------------------------------------------------------------------------
              Telephone Switch
---------------------------------------------------------------------------------------------------------------------------------
              Telephone Devices
---------------------------------------------------------------------------------------------------------------------------------
              Call Accounting
---------------------------------------------------------------------------------------------------------------------------------
              Credit Card Vouchers
---------------------------------------------------------------------------------------------------------------------------------
              Voice Mail
---------------------------------------------------------------------------------------------------------------------------------
              PMS Cabling
---------------------------------------------------------------------------------------------------------------------------------
              POS Cabling
---------------------------------------------------------------------------------------------------------------------------------
              Telephone Cabling
---------------------------------------------------------------------------------------------------------------------------------
              TV Cabling
=================================================================================================================================
COMMUNICATIONS AND SPEC SYS TOTAL                                                                           $0.00        $0.00
=================================================================================================================================




---------------------------------------------------------------------------------------------------------------------------------
                                                                    Remaining     Warranty
Name                                                 Third 10%       Budget        Period     Remarks
---------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND SPECIAL SYSTEMS
  L:SS01  Special Systems
---------------------------------------------------------------------------------------------------------------------------------
              Initial Trunking & Setup                            $  8,174.44
---------------------------------------------------------------------------------------------------------------------------------
              MIS Travel                                          $ 13,567.53
---------------------------------------------------------------------------------------------------------------------------------
              Patroll Processing Setup                            $  3,391.88
---------------------------------------------------------------------------------------------------------------------------------
              Computers & Printers                                $ 24,523.32
---------------------------------------------------------------------------------------------------------------------------------
              POS System                                          $ 40,702.60                  Includes all PC's.
---------------------------------------------------------------------------------------------------------------------------------
              PMS System                                          $130,791.03
---------------------------------------------------------------------------------------------------------------------------------
              Back Office Accounting System Software              $      0.00
---------------------------------------------------------------------------------------------------------------------------------
              Back Office Computers & Printers                    $      0.00
---------------------------------------------------------------------------------------------------------------------------------
              Time Clock                                          $ 13,906.72
---------------------------------------------------------------------------------------------------------------------------------
              Telephone Switch                                    $130,791.03
---------------------------------------------------------------------------------------------------------------------------------
              Telephone Devices                                   $ 19,618.65
---------------------------------------------------------------------------------------------------------------------------------
              Call Accounting                                     $ 34,332.65
---------------------------------------------------------------------------------------------------------------------------------
              Credit Card Vouchers                                $  4,748.64
---------------------------------------------------------------------------------------------------------------------------------
              Voice Mail                                          $ 32,697.76
---------------------------------------------------------------------------------------------------------------------------------
              PMS Cabling                                         $  3,269.78
---------------------------------------------------------------------------------------------------------------------------------
              POS Cabling                                         $  4,748.64
---------------------------------------------------------------------------------------------------------------------------------
              Telephone Cabling                                   $ 49,046.64
---------------------------------------------------------------------------------------------------------------------------------
              TV Cabling                                          $ 65,395.52
=================================================================================================================================
COMMUNICATIONS AND SPEC SYS TOTAL                        $0.00    $579,706.82
=================================================================================================================================

Project: Wyndham Old San Juan
-------------------------------------------------------------------------------
FF&E Detail Budget

---------------------------------------------------------------------------------------------------------------------------------

Name                                                 Quantity    Unit Cost          Total                 Vendor
---------------------------------------------------------------------------------------------------------------------------------
CASINO
---------------------------------------------------------------------------------------------------------------------------------
  M:CA02 CASINO GAMING AREA
---------------------------------------------------------------------------------------------------------------------------------
  F102 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             slots stools/backrest                    184.0 ea   $      297.54   $   54,747.80
---------------------------------------------------------------------------------------------------------------------------------
             carpet                                 1,321.0 sy   $       40.17   $   53,062.23
---------------------------------------------------------------------------------------------------------------------------------
             carpet pad                                 0.0 sy   $        2.23   $        0.00
---------------------------------------------------------------------------------------------------------------------------------
             wall sconces                              25.0 ea   $    1,636.48   $   40,912.08
---------------------------------------------------------------------------------------------------------------------------------
             decorative lighting                        4.0 lot  $   14,877.12   $   59,508.48
=================================================================================================================================
  SUBTOTAL F102 ITEMS                                            $  208,230.59   $  208,230.59
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  F105 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             black jack tables                         16.0 ea   $    1,920.28   $   30,724.46
---------------------------------------------------------------------------------------------------------------------------------
             black jack chairs                        112.0 ea   $      507.24   $   56,811.27
---------------------------------------------------------------------------------------------------------------------------------
             roulette tables                            5.0 ea   $    2,681.14   $   13,405.72
---------------------------------------------------------------------------------------------------------------------------------
             roulette wheels                            5.0 ea   $   14,492.67   $   72,463.35
---------------------------------------------------------------------------------------------------------------------------------
             roulette chairs                           30.0 ea   $      507.24   $   15,217.30
---------------------------------------------------------------------------------------------------------------------------------
             dice game                                  2.0 ea   $    8,210.10   $   16,420.20
---------------------------------------------------------------------------------------------------------------------------------
             chips & lammers                           32.0 k    $      951.08   $   30,434.61
---------------------------------------------------------------------------------------------------------------------------------
             jack/mini tablecloth                       1.0 lot  $    2,968.10   $    2,968.10
---------------------------------------------------------------------------------------------------------------------------------
             roulette tablecloth                        1.0 lot  $    3,884.04   $    3,884.04
---------------------------------------------------------------------------------------------------------------------------------
             dice tablecloth                            1.0 lot  $    1,217.38   $    1,217.38
---------------------------------------------------------------------------------------------------------------------------------
             games accessories                          1.0 lot  $   17,391.20   $   17,391.20
---------------------------------------------------------------------------------------------------------------------------------
             slots                                    183.0 ea   $        0.00   $        0.00
---------------------------------------------------------------------------------------------------------------------------------
             slots equipment                            1.0 lot  $   57,970.68   $   57,970.68
=================================================================================================================================
  SUBTOTAL F105 ITEMS                                            $  318,908.32   $  318,908.32
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
  TOTAL M:CA02                                                   $  527,138.91   $  527,138.91
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  M:CF01 CASINO OFFICES
---------------------------------------------------------------------------------------------------------------------------------
  F102 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             office equipment                           1.0 lot  $    7,438.56   $    7,438.56
---------------------------------------------------------------------------------------------------------------------------------
             employee lounge equipment                  1.0 lot  $   10,413.96   $   10,413.96
=================================================================================================================================
  SUBTOTAL F102 ITEMS                                            $   17,852.54   $   71,852.54
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  F105 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             hard count room eqpt                       1.0 lot  $    1,449.27   $    1,449.27
---------------------------------------------------------------------------------------------------------------------------------
             Slots Equipment                           68.0 ly
---------------------------------------------------------------------------------------------------------------------------------
             soft count rm eqpt                         1.0 lot  $   13,043.40   $   13,043.40
=================================================================================================================================
  SUBTOTAL F105 ITEMS                                            $   14,492.67   $   14,492.67
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
  TOTAL M:CF01                                                   $   32,345.21   $   32,345.21
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  M:CS01 CASINO SPECIAL SYSTEMS
---------------------------------------------------------------------------------------------------------------------------------
             casino management system                   1.0 lot  $   86,956.02   $   86,956.02
---------------------------------------------------------------------------------------------------------------------------------
             computer hdwe/cable                        1.0 lot  $   65,217.02   $   65,217.02
=================================================================================================================================
  TOTAL M:CS01                                                   $  152,173.04   $  152,173.04
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
CASINO TOTAL                                                     $  711,657.16   $  711,657.16
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
OTHER PROJECT COSTS
---------------------------------------------------------------------------------------------------------------------------------
  M:CA01 CASINO GAMING AREA
---------------------------------------------------------------------------------------------------------------------------------
             finish out construction               13,367.0  0   $       92.99   $1,243,000.00
---------------------------------------------------------------------------------------------------------------------------------
             alarms                                     1.0  0   $    3,000.00   $    3,000.00
---------------------------------------------------------------------------------------------------------------------------------
             CCTV system                                1.0  0   $        0.00   $        0.00
---------------------------------------------------------------------------------------------------------------------------------
             signage/crowd control                      1.0  0   $    5,200.00   $    5,200.00
---------------------------------------------------------------------------------------------------------------------------------
             music/paging system                        1.0  0   $    9,000.00   $    9,000.00
=================================================================================================================================
  TOTAL M:CA01                                                   $1,260,200.00   $1,260,200.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  D:CN02 CONSULTANTS
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Architectural Casino Design           1.0  0   $   64,000.00   $   64,000.00
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Additional Services 1                 1.0  0   $    7,200.00   $    7,200.00
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Additional Services 2                 1.0  0   $    6,000.00   $    6,000.00
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Additional Services 3                 1.0  0   $    6,400.00   $    6,400.00
---------------------------------------------------------------------------------------------------------------------------------
             Structural Design Consulting               1.0  0   $   15,000.00   $   15,000.00
---------------------------------------------------------------------------------------------------------------------------------
             Reimbursable Expenses                      8.0  0   $    2,500.00   $   20,000.00
---------------------------------------------------------------------------------------------------------------------------------
             Add structural engineer reimb.             1.0  0   $    3,000.00   $    3,000.00
---------------------------------------------------------------------------------------------------------------------------------
             DJP Interior Design Base Contract          1.0  0   $   92,500.00   $   92,500.00
---------------------------------------------------------------------------------------------------------------------------------
             DJP Additional Services 1                  1.0  0   $   17,500.00   $   17,500.00
---------------------------------------------------------------------------------------------------------------------------------
             DJP Additional Services 2                  1.0  0   $   13,500.00   $   13,500.00
---------------------------------------------------------------------------------------------------------------------------------
             DJP Additional Services 3                  1.0  0   $        0.00   $        0.00
---------------------------------------------------------------------------------------------------------------------------------
             Tessi Garcia                               1.0  0   $   28,500.00   $   28,500.00
---------------------------------------------------------------------------------------------------------------------------------
             Diego Sorrache                             1.0  0   $   25,000.00   $   25,000.00
---------------------------------------------------------------------------------------------------------------------------------
             Reimbursable Expenses                      1.0  0   $   23,630.21   $   23,630.21
---------------------------------------------------------------------------------------------------------------------------------
             Extended Cost for time delay               1.0  0   $        0.00   $        0.00
=================================================================================================================================
  TOTAL D:CN02                                                   $  322,230.21   $  322,230.21
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
OTHER TOTAL                                                      $1,582,430.21   $1,582,430.21
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
FF&E GRAND TOTAL                                                 $2,309,096.19   $5,896,203.52
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Item       Item
Name                                                 PO# / Invoice   PO Issued   Shipped    Installed   First 45%   Second 45%
---------------------------------------------------------------------------------------------------------------------------------
CASINO
---------------------------------------------------------------------------------------------------------------------------------
  M:CA02 CASINO GAMING AREA
---------------------------------------------------------------------------------------------------------------------------------
  F102 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             slots stools/backrest
---------------------------------------------------------------------------------------------------------------------------------
             carpet
---------------------------------------------------------------------------------------------------------------------------------
             carpet pad
---------------------------------------------------------------------------------------------------------------------------------
             wall sconces
---------------------------------------------------------------------------------------------------------------------------------
             decorative lighting
=================================================================================================================================
  SUBTOTAL F102 ITEMS                                                                                   $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  F105 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             black jack tables
---------------------------------------------------------------------------------------------------------------------------------
             black jack chairs
---------------------------------------------------------------------------------------------------------------------------------
             roulette tables
---------------------------------------------------------------------------------------------------------------------------------
             roulette wheels
---------------------------------------------------------------------------------------------------------------------------------
             roulette chairs
---------------------------------------------------------------------------------------------------------------------------------
             dice game
---------------------------------------------------------------------------------------------------------------------------------
             chips & lammers
---------------------------------------------------------------------------------------------------------------------------------
             jack/mini tablecloth
---------------------------------------------------------------------------------------------------------------------------------
             roulette tablecloth
---------------------------------------------------------------------------------------------------------------------------------
             dice tablecloth
---------------------------------------------------------------------------------------------------------------------------------
             games accessories
---------------------------------------------------------------------------------------------------------------------------------
             slots
---------------------------------------------------------------------------------------------------------------------------------
             slots equipment
=================================================================================================================================
  SUBTOTAL F105 ITEMS                                                                                   $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
  TOTAL M:CA02                                                                                          $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  M:CF01 CASINO OFFICES
---------------------------------------------------------------------------------------------------------------------------------
  F102 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             office equipment
---------------------------------------------------------------------------------------------------------------------------------
             employee lounge equipment
=================================================================================================================================
  SUBTOTAL F102 ITEMS                                                                                   $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  F105 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             hard count room eqpt
---------------------------------------------------------------------------------------------------------------------------------
             Slots Equipment
---------------------------------------------------------------------------------------------------------------------------------
             soft count rm eqpt
=================================================================================================================================
  SUBTOTAL F105 ITEMS                                                                                   $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
  TOTAL M:CF01                                                                                          $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  M:CS01 CASINO SPECIAL SYSTEMS
---------------------------------------------------------------------------------------------------------------------------------
             casino management system
---------------------------------------------------------------------------------------------------------------------------------
             computer hdwe/cable
=================================================================================================================================
  TOTAL M:CS01                                                                                          $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
CASINO TOTAL                                                                                            $    0.00   $    0.00
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
OTHER PROJECT COSTS
---------------------------------------------------------------------------------------------------------------------------------
  M:CA01 CASINO GAMING AREA
---------------------------------------------------------------------------------------------------------------------------------
             finish out construction
---------------------------------------------------------------------------------------------------------------------------------
             alarms
---------------------------------------------------------------------------------------------------------------------------------
             CCTV system
---------------------------------------------------------------------------------------------------------------------------------
             signage/crowd control
---------------------------------------------------------------------------------------------------------------------------------
             music/paging system
=================================================================================================================================
  TOTAL M:CA01                                                                                          $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  D:CN02 CONSULTANTS
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Architectural Casino Design
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Additional Services 1
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Additional Services 2
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Additional Services 3
---------------------------------------------------------------------------------------------------------------------------------
             Structural Design Consulting
---------------------------------------------------------------------------------------------------------------------------------
             Reimbursable Expenses
---------------------------------------------------------------------------------------------------------------------------------
             Add structural engineer reimb.
---------------------------------------------------------------------------------------------------------------------------------
             DJP Interior Design Base Contract
---------------------------------------------------------------------------------------------------------------------------------
             DJP Additional Services 1
---------------------------------------------------------------------------------------------------------------------------------
             DJP Additional Services 2
---------------------------------------------------------------------------------------------------------------------------------
             DJP Additional Services 3
---------------------------------------------------------------------------------------------------------------------------------
             Tessi Garcia
---------------------------------------------------------------------------------------------------------------------------------
             Diego Sorrache
---------------------------------------------------------------------------------------------------------------------------------
             Reimbursable Expenses
---------------------------------------------------------------------------------------------------------------------------------
             Extended Cost for time delay
=================================================================================================================================
  TOTAL D:CN02                                                                                          $    0.00   $    0.00
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
OTHER TOTAL                                                                                             $    0.00   $    0.00
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
FF&E GRAND TOTAL                                                                                        $9,031.96   $9,031.96
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                    Remaining     Warranty
Name                                                 Third 10%       Budget        Period     Remarks
---------------------------------------------------------------------------------------------------------------------------------
CASINO
---------------------------------------------------------------------------------------------------------------------------------
  M:CA02 CASINO GAMING AREA
---------------------------------------------------------------------------------------------------------------------------------
  F102 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             slots stools/backrest                                $   54,747.80
---------------------------------------------------------------------------------------------------------------------------------
             carpet                                               $   53,062.23
---------------------------------------------------------------------------------------------------------------------------------
             carpet pad                                           $        0.00               By GC
---------------------------------------------------------------------------------------------------------------------------------
             wall sconces                                         $   40,912.08
---------------------------------------------------------------------------------------------------------------------------------
             decorative lighting                                  $   59,508.48
=================================================================================================================================
  SUBTOTAL F102 ITEMS                                $    0.00    $  208,230.59
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  F105 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             black jack tables                                    $   30,724.46
---------------------------------------------------------------------------------------------------------------------------------
             black jack chairs                                    $   56,811.27
---------------------------------------------------------------------------------------------------------------------------------
             roulette tables                                      $   13,405.72
---------------------------------------------------------------------------------------------------------------------------------
             roulette wheels                                      $   72,463.35
---------------------------------------------------------------------------------------------------------------------------------
             roulette chairs                                      $   15,217.30
---------------------------------------------------------------------------------------------------------------------------------
             dice game                                            $   16,420.20
---------------------------------------------------------------------------------------------------------------------------------
             chips & lammers                                      $   30,434.61
---------------------------------------------------------------------------------------------------------------------------------
             jack/mini tablecloth                                 $    2,968.10
---------------------------------------------------------------------------------------------------------------------------------
             roulette tablecloth                                  $    3,884.04
---------------------------------------------------------------------------------------------------------------------------------
             dice tablecloth                                      $    1,217.38
---------------------------------------------------------------------------------------------------------------------------------
             games accessories                                    $   17,391.20
---------------------------------------------------------------------------------------------------------------------------------
             slots                                                $        0.00             Furnished by Government of Puerto Rico
---------------------------------------------------------------------------------------------------------------------------------
             slots equipment                                      $   57,970.68
=================================================================================================================================
  SUBTOTAL F105 ITEMS                                $    0.00    $  318,908.32
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
  TOTAL M:CA02                                       $    0.00    $  527,138.91
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  M:CF01 CASINO OFFICES
---------------------------------------------------------------------------------------------------------------------------------
  F102 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             office equipment                                     $    7,438.56
---------------------------------------------------------------------------------------------------------------------------------
             employee lounge equipment                            $   10,413.96
=================================================================================================================================
  SUBTOTAL F102 ITEMS                                $    0.00    $   17,852.54
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  F105 ITEMS
---------------------------------------------------------------------------------------------------------------------------------
             hard count room eqpt                                 $    1,449.27
---------------------------------------------------------------------------------------------------------------------------------
             Slots Equipment
---------------------------------------------------------------------------------------------------------------------------------
             soft count rm eqpt                                   $   13,043.40
=================================================================================================================================
  SUBTOTAL F105 ITEMS                                $    0.00    $   14,492.67
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
  TOTAL M:CF01                                       $    0.00    $   32,345.21
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  M:CS01 CASINO SPECIAL SYSTEMS
---------------------------------------------------------------------------------------------------------------------------------
             casino management system                             $   86,956.02
---------------------------------------------------------------------------------------------------------------------------------
             computer hdwe/cable                                  $   65,217.02
=================================================================================================================================
  TOTAL M:CS01                                       $    0.00    $  152,173.04
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
CASINO TOTAL                                         $    0.00    $  711,657.16
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
OTHER PROJECT COSTS
---------------------------------------------------------------------------------------------------------------------------------
  M:CA01 CASINO GAMING AREA
---------------------------------------------------------------------------------------------------------------------------------
             finish out construction                              $1,234,000.00
---------------------------------------------------------------------------------------------------------------------------------
             alarms                                               $    3,000.00
---------------------------------------------------------------------------------------------------------------------------------
             CCTV system                                          $        0.00
---------------------------------------------------------------------------------------------------------------------------------
             signage/crowd control                                $    5,200.00
---------------------------------------------------------------------------------------------------------------------------------
             music/paging system                                  $    9,000.00
=================================================================================================================================
  TOTAL M:CA01                                       $    0.00    $1,260,200.00
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  D:CN02 CONSULTANTS
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Architectural Casino Design                     $   64,000.00
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Additional Services 1                           $    7,200.00
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Additional Services 2                           $    6,000.00
---------------------------------------------------------------------------------------------------------------------------------
             Dahl Additional Services 3                           $    6,400.00
---------------------------------------------------------------------------------------------------------------------------------
             Structural Design Consulting                         $   15,000.00
---------------------------------------------------------------------------------------------------------------------------------
             Reimbursable Expenses                                $   20,000.00
---------------------------------------------------------------------------------------------------------------------------------
             Add structural engineer reimb.                       $    3,000.00
---------------------------------------------------------------------------------------------------------------------------------
             DJP Interior Design Base Contract                    $   92,500.00
---------------------------------------------------------------------------------------------------------------------------------
             DJP Additional Services 1                            $   17,500.00
---------------------------------------------------------------------------------------------------------------------------------
             DJP Additional Services 2                            $   13,500.00
---------------------------------------------------------------------------------------------------------------------------------
             DJP Additional Services 3                            $        0.00
---------------------------------------------------------------------------------------------------------------------------------
             Tessi Garcia                                         $   28,500.00
---------------------------------------------------------------------------------------------------------------------------------
             Diego Sorrache                                       $   25,000.00
---------------------------------------------------------------------------------------------------------------------------------
             Reimbursable Expenses                                $   23,630.21
---------------------------------------------------------------------------------------------------------------------------------
             Extended Cost for time delay                         $        0.00
=================================================================================================================================
  TOTAL D:CN02                                       $    0.00    $  322,230.21
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
OTHER TOTAL                                          $    0.00    $1,582,430.21
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================
FF&E GRAND TOTAL                                     $2,007.10    $5,876,132.50
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------

                        WATERFRONT HOTEL ASSOCIATES, S.E.
                         2001 Bryan Street, suite 2300
                              Dallas, Texas 75201

                                 March 12, 1996

VIA FEDERAL EXPRESS

Paseo Portuario and Company, S.E.
23A Street, Mario Julia Industrial Park
Puerto Nuevo, Guaynabo, Puerto Rico 00922

Corporacion de Desarrollo Hotelero de Puerto Rico
Paseo de la Princesa #2
Compania de Turismo
Antiguo Edificio La Princesa
Old San Juan, Puerto Rico 00901

        Re: Wyndham Old San Juan Hotel and Casino, Old San Juan, Puerto Rico (the "Hotel")

Gentlemen:

        Pursuant to the terms of the Amended and Restated Special Partnership Agreement of Waterfront Hotel Associates, S.E. (the "Partnership"), dated as of December 10, 1993, San Juan Associates LP, S.E. as the Administrative General Partner ("Associates") hereby requests your consent to (a) the revised FF&E budget attached hereto as Exhibit A and made a part hereof, together with the corresponding revised Schedule of Values attached hereto as Exhibit B and (b) the execution by Associates on behalf of the Partnership of the Amendment to FF&E Contract, the form of which is attached hereto as Exhibit C. The revised Budget and Schedule of Value reflects the increase in the size of the casino and other adjustments to the scope of the Project since the date of the June 30, 1994 loan closing and the Amendment to the FF&E Contract incorporates the new budget.

        Please indicate your consent to the items described in (a) and (b) above by executing one counterpart of this letter and returning it to the undersigned. If you have any questions regarding the attached, please call Jack vanHartesvelt.

                        Very truly yours,

                        SAN JUAN ASSOCIATES LP, S.E.

                        By: Old San Juan, Inc., General Partner


                                By: /s/ JOHN VANHARTESVELT
                                   ------------------------------
                                    Name: John vanHartesvelt
                                    Title: Authorized Agent

Paseo Portuario and Company, S.E.
Corporacion de Desarrollo Hotelero de Puerto Rico
March 12, 1996
Page 2

CONSENTED TO THIS ____ DAY OF
MARCH, 1996:


Paseo Portuario and Company, S.E.


By: /s/ FRANCISCO SANCHEZ ARAN
   ------------------------------
   Name: Francisco Sanchez Aran
        -------------------------
   Title: Executive Director
         ------------------------

Corporacion de Desarrollo Hotelero de Puerto Rico



By: /s/ ROBERTO LUGO RIGAU
   ------------------------------
   Name: Roberto Lugo Rigau
        -------------------------
   Title: Vice President Hotel
          Development Corporation
         ------------------------


cc:     Susan Olsen
        Chick Lietz
        Carla Moreland
        Paul W.A. Courtnall, Jr.